UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23715

OAKTREE DIVERSIFIED INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

OAKTREE DIVERSIFIED INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

2022

ANNUAL REPORT

DECEMBER 31, 2022

Oaktree Diversified Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2022, Oaktree had $170 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $800 billion of assets under management as of December 31, 2022, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Diversified Income Fund Inc. (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-interval-funds/oaktree-diversified-income-fund?id=192692

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion of Fund Performance	3
Portfolio Characteristics	7
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	36
Consolidated Statement of Operations	37
Consolidated Statements of Changes in Net Assets	38
Consolidated Statement of Cash Flows	39
Consolidated Financial Highlights	40
Notes to Consolidated Financial Statements	41
Report of Independent Registered Public Accounting Firm	55
Tax Information	56
Additional Information Regarding the Fund	57
Information Concerning Trustees and Officers	67
Dividend Reinvestment Plan	70
Joint Notice of Privacy Policy	71

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for the Oaktree Diversified Income Fund (the "Fund") for the year ended December 31, 2022.

Global financial markets experienced a historically challenging year in 2022. A war in eastern Europe, soaring inflation and interest rate hikes to reign in costs resulted in steep losses across equities and fixed income. One of the few silver linings occurred at the very end of the year, when China announced faster-than-expected relaxing of COVID-19 restrictions.

While rising interest rates negatively impacted most credit asset classes in the first half of the year, tighter monetary policy helped floating-rate assets outperform their fixed-rate counterparts as well as equities. During this period, senior loans returned -4.7%, while high yield bonds, investment grade bonds, and U.S. large cap equities were down by 10.1%, 6.4%, and 16.1%, respectively. Despite continued market volatility throughout the second half of 2022, risk assets delivered broad-based gains at the end of the year: Global equities, high yield bonds and senior loans returned 9.9%, 4.3% and 2.6%, respectively. The fourth quarter got off to a rocky start with the failed UK budget proposal that roiled UK gilt markets and higher-than-expected September Consumer Price Index ("CPI") in the U.S. The S&P 500 touched its year-to-date low, while the yields of U.S. high yield bonds soared to their year-to-date high, all in the first half of October. Risk asset prices then reversed course amid better-than-expected third-quarter earnings, perceived more dovish global central bank policy, and a cooling of U.S. inflation in both October and November. A rally lasted for most of the quarter, though markets came under renewed pressure in late December. The result of this was full-year returns of -1.06% for senior loans, -11.19% for high yield bonds, -16.72% for investment grade bonds and -19.44% for equities.

Interest rates were also volatile throughout the year. By mid-year the yields on the 2- and 10-year U.S. Treasury notes increased by 62 bps and 68 bps, respectively. At the end of the third quarter, the the Federal Reserve System's (the "Fed" or the "Federal Reserve") hawkish rhetoric weighed heavily on risk asset prices and pushed interest rates even higher with the yields on the 5- and 10-year U.S. Treasury notes rising by 105 bps and 81 bps, respectively. While the Federal Reserve hiked rates in the U.S. an additional 125 bps during the fourth quarter, ultimately yields on the 5- and 10-year U.S. Treasury notes were roughly unchanged.

Against this backdrop, the Fund's diversified asset mix of both public and private debt provided steady income and performance better than that of high yield bonds, investment grade or equities. Private credit performed well throughout the year, led by strength in non-cyclical sectors, such as health care. After being under significant pressure for much of 2022, the EM asset class rallied in the final two months of the year as negative sentiment began to alleviate amid China's easing of its zero-COVID policy and comprehensive support package for the property sector. The portfolio's high yield bond and senior loan investments across the U.S. and Europe also gained, with loans leading in the final month of the year given their shorter duration and higher current yields, as interest rates rose. Structured credit investments were also additive, given price appreciation for CLO debt tranches (particularly those in Europe) and real estate debt.

At the end of 2022, we increased the portfolio's allocation to private credit, high yield bonds and convertible bonds, with an emphasis on European opportunities trading at dislocated prices. As we look ahead to 2023, we are excited about the opportunity set across credit with yields at multi-year highs. Oaktree's co-founder Howard Marks has described a sea change currently under way in markets, with these higher yields setting the stage for credit to potentially deliver equity-like performance that may help investors accomplish their goals.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund's audited financial statements and schedules of investments as of December 31, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

2022 Annual Report

LETTER TO SHAREHOLDERS (continued)

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Oaktree Diversified Income Fund Inc.	Brookfield Public Securities Group LLC

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2022, and subject to change based on subsequent developments.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Diversified Income Fund Inc.

OAKTREE DIVERSIFIED INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Oaktree Diversified Income Fund (the "Fund") Class D shares returned 7.03% for the year ended December 31, 2022, and 2.67% (net of fees) for the final month of the year. The Fund's positive performance in the final month of the year was fueled by a second consecutive month of gains in global emerging markets debt and corporate structured credit. Within emerging markets, Chinese property sector bonds continued benefiting from government support (announced last month,) and corporate bonds in Argentina were also a standout performer. Credit spreads tightened for BBB- and BB-rated CLO debt tranches (particularly in Europe), pushing prices higher at the end of the year, while real estate-backed structured credit posted modest declines. Senior loans contributed positively to performance: their shorter duration and higher current yields helped them outperform high yield bonds, which declined across ratings and regions. Private credit contributed positively, too, led by strength in healthcare private loans.

The Fund's largest sector allocations at the end of 2022 were software (8.5%), hotels, restaurants & leisure (7.9%), healthcare technology (6.7%) and commercial services & supplies (6.3%). At the end of 2022, the Fund's investments had an average yield of 11.46%,1 a price of 89.5 and an effective duration of 1.27 years. We believe this profile reflects upside potential for both yield and return, balanced against the risk that interest rates could continue rising.

GLOBAL CREDIT MARKET OVERVIEW

Global financial markets experienced a historically challenging year in 2022. A war in eastern Europe, soaring inflation and interest rate hikes to rein in costs resulted in steep losses across equities and fixed income. One of the few silver linings occurred at the very end of the year, when China announced faster-than-expected relaxing of COVID-19 restrictions. While rising interest rates negatively impacted most credit asset classes in the first half of the year, tighter monetary policy helped floating-rate assets outperform their fixed-rate counterparts as well as equities. During this period, senior loans returned -4.7%, while high yield bonds, investment grade bonds, and U.S. large cap equities were down by 10.1%, 6.4%, and 16.1%, respectively. Despite continued market volatility throughout the second half of 2022, risk assets delivered broad-based gains at the end of the year: global equities, high yield bonds and senior loans returned 9.9%, 4.3% and 2.6%, respectively. The fourth quarter got off to a rocky start with the failed UK budget proposal that roiled UK gilt markets and higher-than-expected September CPI in the U.S. The S&P 500 touched its year-to-date low, while the yields of U.S. high yield bonds soared to their year-to-date high, all in the first half of October. Risk asset prices then reversed course amid better-than-expected third-quarter earnings, perceived more dovish global central bank policy, and a cooling of U.S. inflation in both October and November. A rally lasted for most of the quarter, though markets came under renewed pressure in late December. The result of this was full-year returns of -1.06% for senior loans, -11.19% for high yield bonds, -16.2% for investment grade bonds and -19.44% for equities.

Interest rates were also volatile throughout the year. By mid-year the yields on the 2- and 10-year U.S. Treasury notes increased by 62 bps and 68 bps, respectively. At the end of the third quarter, the Fed's hawkish rhetoric weighed heavily on risk asset prices and pushed interest rates even higher with the yields on the 5- and 10-year U.S. Treasury notes rising by 105 bps and 81 bps, respectively. While the Federal Reserve hiked rates in the U.S. an additional 125 bps during the fourth quarter, ultimately yields on the 5- and 10-year U.S. Treasury notes were roughly unchanged.

OUTLOOK

Looking ahead to 2023, we increased the portfolio's allocation to private credit, high yield bonds and convertible bonds, with an emphasis on European opportunities trading at dislocated prices. At the end of the year, Oaktree's co-founder Howard Marks wrote of a sea change under way in markets. Given their meaningfully higher yields, we believe credit instruments of all kinds are potentially poised to deliver performance that can help investors accomplish their goals. We also believe that the high current yield and low U.S. dollar price could help protect against the volatility that could be seen in early 2023.

Past performance is no guarantee of future results.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC. (continued)

Areas of the portfolio such as structured and private credit continue to offer some of the most attractive risk-adjusted return potential in the portfolio, but we see upside potential over the next 12 months across all our strategies. We continue employing a conservative yet opportunistic approach, focused on credit fundamentals and having dry powder on hand to deploy into attractive opportunities in high-quality assets at dislocated prices, particularly as market activity picks up following the year-end period.

1 Source: Oaktree. Yield reflects yield to worst. Yield to worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting.

OAKTREE DIVERSIFIED INCOME FUND INC.

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2022	1 Year	Since Inception*
Class D Shares	7.03%	-6.45%
S&P/LSTA Leveraged Loan Index	-0.60%	-0.24%

*  Class D Shares commenced operations on November 1, 2021.

The graph below illustrates a hypothetical investment of $10,000 in the Fund from the commencement of investment operations on November 1, 2021 to December 31, 2022 compared to the S&P/LSTA Leverage Loan Index.

The table and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Disclosure

All returns shown in USD.

S&P/LSTA (Loans Syndications and Trading Association) Leveraged Loan Index tracks the largest leveraged-loan-to-market facilities, considering market weightings, spreads and interest payments.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance includes the reinvestment of income, dividends and capital gain distributions. To obtain performance

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Fund Performance (Unaudited)

information current to the most recent month-end, please call 1-855-862-5873. Performance reflects management fees and other fund expenses.

An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing.

The Fund is subject to investment risks, including the possible loss of principal invested. Investing involves risk, and principal loss is possible. The Adviser employs an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's rate of return. The Fund may invest in foreign securities, including, but not limited to, risk related to exchange rate changes, political and economic upheaval, and relatively low market liquidity, all of which are magnified in emerging markets. The Fund intends to invest in illiquid investments which can face significant difficulties and delays associated with such transactions, and the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Investments in derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

High-yield debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Bank loans (including senior loans) are usually rated below investment grade, and the market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, restrictions on resale, and extended trade settlement periods. The Fund's investments in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. The Fund may invest in distressed securities of corporate issuers that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest or in significant risk of being in such default which is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. The Fund may invest in loans that may be "covenant-lite," generally loans that do not have financial maintenance covenants, which can cause the Fund to have fewer rights against a borrower and may have a greater risk of loss on such investments.

The Fund may invest in a variety of mortgage related and other asset-backed securities, which are subject to greater price volatility in relation to interest rate movements. Residential mortgage backed securities (RMBS) may be subject to prepayment risk, meaning that securities may be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. Commercial mortgage backed securities (CMBS) may be subject to extension risk, meaning that the value of CMBS may be adversely affected in rising interest rate environments when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Investments in collateralized loan obligations (CLOs) carry additional risks including, but not limited to: 1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; 2) the quality of the collateral may decline in value or default; 3) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and 4) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

Short term performance in particular is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

OAKTREE DIVERSIFIED INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2022

ASSETS BY SECTOR[1]
Corporate Credit
— Senior Loans (Syndicated)	23.6%
— High Yield	18.6%
— Emerging Markets	5.5%
— Corporate Bonds	2.1%
— Convertible Bonds	0.4%
— Investment Grade	0.1%
Total Corporate Credit	50.3%
Securitized Credit
— Collateralized Loan Obligations	14.5%
— Commercial Mortgage-Backed Securities	7.1%
— Residential Mortgage-Backed Securities	1.9%
— Other	0.8%
Total Securitized Credit	24.3%
Private Credit
— Senior Loans	21.7%
— Preferred Stock	1.0%
— Common Stock	0.1%
— Warrants	0.2%
Total Private Credit	23.0%
Money Market Fund	2.4%
Total	100.0%
ASSETS BY GEOGRAPHY[1]
North America	80.1%
Europe Ex UK	8.9%
UK	4.9%
Asia Ex Japan	3.1%
South America	2.9%
Africa	0.1%
Total	100.0%

1 Percentages are based on total market value of investments.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT – 56.3%
Senior Loans (Syndicated) – 25.6% (a)
Aerospace & Defense – 1.0%
AI Convoy Luxembourg Sarl, First Lien Tranche B Term Loan 3.50% (3 Month EURIBOR + 3.50%), 01/20/2027 (b)	Luxembourg	€240,000	$245,882
Cobham Ultra US Company Borrower LLC, First Lien Tranche B Term Loan 4.25% (6 Month LIBOR USD + 3.75%), 08/04/2029 (b)	United States	$1,000,000	974,165
WP CPP Holdings LLC, First Lien Tranche B Term Loan 7.51% (3 Month LIBOR USD + 3.75%), 04/30/2025 (b)	United States	495,075	432,926
Total Aerospace & Defense			1,652,973
Airlines – 0.4%
Mileage Plus Holdings LLC, First Lien Tranche B Term Loan 10.00% (1 Month LIBOR USD + 5.25%), 06/20/2027 (b)	United States	181,800	187,322
United Airlines, Inc., First Lien Tranche B Term Loan 6.53% (3 Month LIBOR USD + 3.75%), 04/21/2028 (b)	United States	496,222	491,364
Total Airlines			678,686
Beverages – 0.8%
Pegasus Bidco BV 4.57% (3 Month EURIBOR + 4.25%), 07/12/2029 (b)	Netherlands	€250,000	259,067
Pegasus Bidco BV, First Lien Tranche B Term Loan 8.52% (3 Month SOFR + 4.25%), 07/12/2029 (b)	Netherlands	$500,000	485,000
Triton Water Holdings, Inc., First Lien Tranche B Term Loan 7.17% (3 Month US LIBOR + 3.50%), 03/31/2028 (b)	United States	742,482	693,013
Total Beverages			1,437,080
Biotechnology – 0.2%
Curium Bidco Sarl, First Lien Tranche B Term Loan 6.50% (1 Month LIBOR USD + 4.25%), 12/09/2027 (b)	Luxembourg	248,750	243,153
Building Products – 0.2%
Timber Servicios Empresariales SA, First Lien Tranche B Term Loan 4.75% (1 Month EURIBOR + 4.75%), 02/19/2029 (b)	Spain	€300,000	245,067
Chemicals – 0.6%
Axalta Coating Systems US Holdings, Inc. 7.12% (1 Month SOFR + 3.00%), 12/20/2029 (b)	United States	$250,000	250,563
INEOS Enterprises Holdings II Ltd., First Lien Tranche B Term Loan 3.25% (3 Month EURIBOR + 3.25%), 09/03/2026 (b)	United Kingdom	€250,000	258,102
INEOS Finance PLC, First Lien Tranche B Term Loan 5.49% (3 Month EURIBOR + 2.00%), 11/03/2027 (b)	United Kingdom	247,403	258,409
INEOS Quattro, First Lien Tranche B Term Loan 4.24% (1 Month EURIBOR + 2.75%), 01/29/2026 (b)	United Kingdom	250,000	251,778
Total Chemicals			1,018,852

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Commercial Services & Supplies – 2.9%
Access CIG LLC, First Lien Term Loan 7.82% (3 Month LIBOR USD + 3.75%), 02/27/2025 (b)	United States	$989,356	$971,320
Allied Universal 5.24% (3 Month EURIBOR + 3.75%), 05/14/2028 (b)	Luxembourg	€250,000	250,468
Allied Universal Holdco LLC, First Lien Tranche B Term Loan 7.82% (1 Month LIBOR USD + 3.75%), 05/14/2028 (b)	United States	$990,000	942,485
Broom Holdings Bidco Ltd., First Lien Tranche B Term Loan 4.94% (3 Month EURIBOR + 3.75%), 08/23/2028 (b)	Ireland	€250,000	254,231
Freshworld Holding III GMBH 4.65%, 10/02/2026 (c)	Germany	250,000	251,287
Garda World Security Corp., First Lien Tranche B Term Loan 8.93% (1 Month LIBOR USD + 4.25%), 10/30/2026 (b)	Canada	$1,000,000	975,499
PECF USS Intermediate Holding III Corp., First Lien Tranche B Term Loan 8.32% (1 Month LIBOR USD + 4.25%), 12/15/2028 (b)	United States	865,714	725,096
Trugreen LP, First Lien Tranche B Term Loan 8.07% (1 Month LIBOR USD + 4.00%), 11/02/2027 (b)	United States	112,000	99,751
Total Commercial Services & Supplies			4,470,137
Communications Equipment – 0.3%
Sorenson Communications LLC, First Lien Tranche B Term Loan 9.17% (1 Month LIBOR USD + 5.50%), 03/17/2026 (b)	United States	472,222	452,301
Construction & Engineering – 1.2%
ADB Companies LLC, First Lien Term Loan 9.80% (1 Month LIBOR USD + 6.25%), 12/18/2025 (b) (d)	United States	1,290,844	1,268,513
Tiger Acquisition LLC, First Lien Tranche B Term Loan 7.32% (1 Month LIBOR USD + 3.25%), 06/01/2028 (b)	United States	744,347	708,573
Total Construction & Engineering			1,977,086
Construction Materials – 0.2%
Hunter Douglas, Inc., First Lien Tranche B Term Loan 7.86% (3 Month SOFR + 3.50%), 02/25/2029 (b)	Netherlands	304,850	269,765
Consumer Finance – 0.2%
American Auto Auction Group LLC, Second Lien Term Loan 12.30% (3 Month SOFR + 8.75%), 12/30/2028 (b)	United States	483,000	374,325
Containers & Packaging – 0.9%
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 8.36% (1 Month SOFR + 4.18%), 04/13/2029 (b)	United States	479,798	458,147
Proampac PG Borrower LLC, First Lien Tranche B Term Loan 7.96% (1 Month LIBOR USD + 3.75%), 11/03/2025 (b)	United States	990,000	950,603
Total Containers & Packaging			1,408,750

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Distributors – 0.1%
Dealer Tire Financial LLC, First Lien Tranche B Term Loan 8.73% (1 Month SOFR + 4.50%), 12/14/2027 (b)	United States	$161,212	$159,842
Diversified Consumer Services – 1.3%
AI Aqua Merger Sub, Inc., First Lien Tranche B Term Loan 4.50% (1 Month SOFR + 4.00%), 07/30/2028 (b)	United States	425,926	402,145
AI Aqua Merger Sub, Inc., First Lien Delay Draw Term Loan 4.50% (1 Month SOFR + 4.00%), 07/30/2028 (b) (e)	United States	74,074	32,901
Houghton Mifflin Harcourt Co., First Lien Tranche B Term Loan 9.44% (1 Month SOFR + 5.25%), 04/07/2029 (b)	United States	498,750	475,837
Obol France 3 SAS, First Lien Tranche B Term Loan 6.36% (3 Month EURIBOR + 4.75%), 12/09/2025 (b)	France	€250,000	236,056
PetVet Care Centers LLC, Second Lien Term Loan 10.32% (3 Month LIBOR USD + 6.25%), 02/15/2026 (b)	United States	$500,000	461,875
Springer Nature Deutschland GmbH, First Lien Tranche B Term Loan 3.25% (3 Month EURIBOR + 3.25%), 08/14/2026 (b)	Germany	€250,000	256,668
Verisure Holding AB, First Lien Tranche B Term Loan 3.47% (3 Month EURIBOR + 3.50%), 03/25/2028 (b)	Sweden	250,000	249,640
Total Diversified Consumer Services			2,115,122
Diversified Financial Services – 0.4%
Apex Group Treasury Ltd., First Lien Tranche B Term Loan 4.26% (3 Month EURIBOR + 4.00%), 07/27/2028 (b)	Bermuda	250,000	254,995
Nexus Buyer LLC, Second Lien Term Loan 10.32% (1 Month LIBOR USD + 6.25%), 11/01/2029 (b)	United States	$376,000	349,368
Total Diversified Financial Services			604,363
Diversified Telecommunication Services – 0.7%
Altice France SA, First Lien Tranche B Term Loan 4.38% (3 Month EURIBOR + 3.00%), 01/31/2026 (b)	France	€237,194	241,526
5.00% (3 Month EURIBOR + 3.00%), 10/28/2027 (b)	France	230,000	242,098
Intelsat Jackson Holdings SA, First Lien Tranche EXIT Term Loan 7.44% (6 Month SOFR + 4.25%), 02/01/2029 (b)	Luxembourg	$439,466	425,183
Total Diversified Telecommunication Services			908,807
Electronic Equipment, Instruments & Components – 0.6%
LTI Holdings, Inc., First Lien Tranche B Term Loan 7.57% (3 Month LIBOR USD + 3.50%), 09/06/2025 (b)	United States	989,691	949,791

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Energy Equipment & Services – 0.4%
Artera Services LLC, First Lien Term Loan 7.17% (1 Month LIBOR USD + 3.50%), 03/06/2025 (b)	United States	$742,481	$610,695
Food & Staples Retailing – 0.2%
Bellis Acquisition Company PLC, First Lien Tranche B Term Loan 2.75% (3 Month EURIBOR + 2.75%), 02/16/2026 (b)	United Kingdom	€250,000	253,413
Food Products – 0.4%
Shearer's Foods LLC, First Lien Tranche B Term Loan 7.57% (1 Month LIBOR USD + 3.50%), 09/23/2027 (b)	United States	$698,924	668,347
Health Care Providers & Services – 1.2%
Baart Programs, Inc., First Lien Delay Draw Term Loan 8.75% (1 Month LIBOR USD + 5.00%), 06/11/2027 (b) (d) (e)	United States	719,614	402,794
Baart Programs, Inc., Second Lien Delay Draw Term Loan 12.57% (1 Month LIBOR USD + 8.50%), 06/11/2028 (b) (d) (e)	United States	1,246,000	545,529
Corgi BidCo, First Lien Term Loan 8.78% (3 Month SOFR + 5.00%), 10/13/2029 (b)	United States	362,000	340,099
HomeVi SASU, First Lien Tranche B Term Loan 4.24% (3 Month EURIBOR + 4.00%), 10/31/2026 (b)	France	€250,000	240,415
Nidda Healthcare Holding Gmb, First Lien Tranche F Term Loan 3.50% (3 Month EURIBOR + 3.50%), 08/21/2026 (b)	Germany	250,000	246,314
Total Health Care Providers & Services			1,775,151
Health Care Technology – 1.3%
MedAssets Software Intermediate Holdings, Inc, Second Lien Term Loan 10.82% (1 Month LIBOR USD + 6.75%), 12/17/2029 (b)	United States	$2,082,000	1,601,183
Polaris Newco LL, First Lien Tranche B Term Loan 8.38% (3 Month LIBOR USD + 4.00%), 06/04/2028 (b)	United States	209,667	191,845
Solera LL, First Lien Tranche B Term Loan 4.00% (3 Month EURIBOR + 4.00%), 06/04/2028 (b)	United States	€247,500	247,882
Total Health Care Technology			2,040,910
Hotels, Restaurants & Leisure – 2.1%
Alterra Mountain Co., First Lien Tranche B Term Loan 7.57% (1 Month LIBOR USD + 3.50%), 08/17/2028 (b)	United States	$932,436	923,405
Carnival Corp. 5.88% (6 Month LIBOR USD + 3.00%), 06/30/2025 (b)	United States	748,087	719,364
Entain Holdings Gibraltar Ltd., First Lien Tranche B Term Loan 7.51% (1 Month SOFR + 3.50%), 10/31/2029 (b)	Gibraltar	266,000	265,169

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Flutter Financing BV, First Lien Tranche B Term Loan 7.01% (1 Month SOFR + 3.25%), 07/04/2028 (b)	Ireland	$258,000	$257,248
Flynn Restaurant Group LP, First Lien Tranche B Term Loan 8.32% (1 Month LIBOR USD + 4.25%), 12/03/2028 (b)	United States	992,500	933,362
Hurtigruten Group AS, First Lien Tranche B Term Loan 4.00% (3 Month EURIBOR + 4.00%), 02/22/2025 (b)	Norway	€200,000	169,231
Whatabrands LLC, First Lien Tranche B Term Loan 7.32% (1 Month LIBOR USD + 3.25%), 08/03/2028 (b)	United States	$87,000	84,281
Total Hotels, Restaurants & Leisure			3,352,060
Independent Power and Renewable Electricity Producers – 0.5%
Parkway Generation LLC, First Lien Tranche B Term Loan 8.95% (1 Month SOFR + 4.75%), 02/18/2029 (b)	United States	685,181	675,417
Parkway Generation LLC, First Lien Tranche C Term Loan 8.95% (1 Month LIBOR USD + 4.75%), 02/18/2029 (b)	United States	89,876	88,939
Insurance – 0.2%
Asurion, LLC, First Lien Tranche B10 Term Loan 7.65% (3 Month SOFR + 4.00%), 08/19/2028 (b)	United States	299,250	267,754
Leisure Products – 0.3%
Gibson Brands, Inc., First Lien Term Loan 9.13% (1 Month LIBOR USD + 5.00%), 08/13/2028 (b)	United States	396,000	293,040
Peloton Interactive, First Lien Term Loan 11.26% (1 Month SOFR + 6.50%), 05/17/2027 (b)	United States	148,628	146,584
Total Leisure Products			439,624
Machinery – 0.4%
Delachaux Group SA, First Lien Tranche B Term Loan 3.99% (3 Month EURIBOR + 3.75%), 04/16/2026 (b)	France	€239,144	241,377
Restaurant Technologies, Inc., First Lien Tranche B Term Loan 7.80% (3 Month SOFR + 4.25%), 04/01/2029 (b)	United States	$508,250	500,245
Total Machinery			741,622
Media – 0.7%
Directv Financing LLC, First Lien Term Loan 9.07% (1 Month LIBOR USD + 5.00%), 08/02/2027 (b)	United States	910,000	887,913
Learfield Communications LLC, First Lien Term Loan 7.33% (1 Month US LIBOR + 3.25%), 12/01/2023 (b)	United States	233,675	175,798
Virgin Media SFA Finance Ltd., First Lien Term Loan 5.47% (Secured Overnight Financing Rate + 3.25%), 01/15/2027 (b)	United Kingdom	£200,000	224,715
Total Media			1,288,426

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Metals & Mining – 1.2%
American Rock Salt Company LLC, First Lien Tranche B Term Loan 8.07% (1 Month LIBOR USD + 4.00%), 06/11/2028 (b)	United States	$500,000	$471,875
PMHC II, Inc., First Lien Term Loan 8.49% (3 Month SOFR + 4.25%), 04/21/2029 (b)	United States	476,000	404,724
SCIH Salt Holdings, Inc., First Lien Tranche B Term Loan 8.41% (1 Month LIBOR USD + 4.00%), 03/16/2027 (b)	United States	915,280	892,068
Total Metals & Mining			1,768,667
Multiline Retail – 0.2%
Amer Sports Holding Oy, First Lien Tranche B Term Loan 4.25% (6 Month EURLIBOR + 4.50%), 03/30/2026 (b)	Finland	€250,000	249,269
Personal Products – 0.2%
Olaplex, Inc., First Lien Tranche B Term Loan 7.92% (3 Month SOFR + 3.75%), 02/07/2028 (b)	United States	$248,750	233,203
Pharmaceuticals – 0.3%
Antigua Bidco Ltd., First Lien Tranche B Term Loan 4.58% (3 Month EURIBOR + 4.00%), 08/07/2026 (b)	United Kingdom	€250,000	258,814
Zentiva, First Lien Tranche B Term Loan 4.74% (3 Month EURIBOR + 3.75%), 09/30/2025 (b)	Czech Republic	250,000	258,245
Total Pharmaceuticals			517,059
Professional Services – 0.6%
DTI Holdco, Inc., First Lien Tranche B Term Loan 7.33% (3 Month SOFR + 4.75%), 04/26/2029 (b)	United States	$500,000	461,875
Element Materials Technology Group US Holdings, Inc., First Lien Delay Draw Term Loan 7.90% (1 Month SOFR + 4.25%), 06/24/2029 (b)	United States	342,105	335,122
7.90% (3 Month SOFR + 4.25%), 06/24/2029 (b)	United States	157,895	154,671
Total Professional Services			951,668
Software – 2.5%
BYJU's Alpha, Inc., First Lien Tranche B Term Loan 10.70% (3 Month LIBOR USD + 6.00%), 11/24/2026 (b)	India	445,500	359,262
ION Corporate Solutions Finance Sarl, First Lien Tranche B Term Loan 4.94% (3 Month EURIBOR + 3.75%), 03/11/2028 (b)	Luxembourg	€250,000	257,576
McAfee Corp., First Lien Tranche B Term Loan 4.20% (1 Month EURIBOR + 4.00%), 02/02/2029 (b)	United States	249,375	254,072
Mitchell International, Inc., First Lien Tranche B Term Loan 8.41% (3 Month LIBOR USD + 3.75%), 10/15/2028 (b)	United States	$707,911	654,453

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Planview Parent, Inc., First Lien Term Loan 7.67% (3 Month LIBOR USD + 4.00%), 12/17/2027 (b)	United States	$160,809	$150,184
Sitel Group SA, First Lien Tranche B Term Loan 5.25% (1 Month EURIBOR + 3.75%), 08/28/2028 (b)	United States	€270,000	281,745
Skopima Consilio Parent LLC, First Lien Term Loan 8.07% (1 Month LIBOR USD + 4.00%), 05/17/2028 (b)	United States	$929,307	881,512
TIBCO Software, Inc., First Lien Tranche B Term Loan 8.05% (3 Month SOFR + 4.50%), 09/30/2028 (b)	United States	193,000	172,011
8.15% (3 Month SOFR + 4.50%), 03/30/2029 (b)	United States	329,000	294,631
UKG, Inc.,, Second Lien Term Loan 9.00% (3 Month LIBOR USD + 5.25%), 05/03/2027 (b)	United States	500,000	461,375
Total Software			3,766,821
Specialty Retail – 0.4%
CD&R Firefly Bidco Ltd., First Lien Tranche B1 Term Loan 5.80% (1 Month SONIA + 4.75%), 06/21/2025 (b)	United Kingdom	£250,000	278,395
Great Outdoors Group LLC, First Lien Tranche B Term Loan 7.82% (1 Month LIBOR USD + 3.75%), 03/05/2028 (b)	United States	$500,000	481,563
Total Specialty Retail			759,958
Technology Hardware, Storage & Peripherals – 0.5%
Castle US Holding Corp., First Lien Tranche B Term Loan 5.24% (3 Month EURIBOR + 3.75%), 01/29/2027 (b)	United States	€247,462	178,804
8.07% (1 Month LIBOR USD + 4.00%), 01/29/2027 (b)	United States	$991,614	617,280
Total Senior Loans (Syndicated)			40,211,187
High Yield – 21.8%
Aerospace & Defense – 0.7%
Bombardier, Inc. 7.13%, 06/15/2026 (f)	Canada	240,000	233,288
Spirit AeroSystems, Inc. 7.50%, 04/15/2025 (f)	United States	275,000	272,335
TransDigm, Inc. 6.25%, Perpetual (f)	United States	95,000	93,897
5.50%, 11/15/2027	United States	360,000	338,789
Total Aerospace & Defense			938,309
Airlines – 0.1%
Hawaiian Brand Intellectual Property Ltd. 5.75%, 01/20/2026 (f)	United States	150,000	136,035
Auto Components – 0.2%
Dana Financing Luxembourg Sarl 3.00%, 07/15/2029	United States	€200,000	164,709
Renk AG 5.75%, 07/15/2025	Germany	100,000	100,753
Total Auto Components			265,462

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Beverages – 0.1%
Primo Water Holdings, Inc. 3.88%, 10/31/2028	Canada	€100,000	$95,405
Building Products – 0.1%
Standard Industries, Inc. 2.25%, 11/21/2026	United States	200,000	183,978
Chemicals – 0.7%
Diamond BC BV 4.63%, 10/01/2029 (f)	United States	$245,000	196,931
EverArc Escrow Sarl 5.00%, 10/30/2029 (f)	United States	225,000	184,793
Nufarm Australia Ltd. 5.00%, 01/27/2030 (f)	Australia	445,000	386,189
Olympus Water US Holding Corp. 4.25%, 10/01/2028 (f)	United States	280,000	227,683
6.25%, 10/01/2029 (f)	United States	60,000	45,630
Total Chemicals			1,041,226
Commercial Services & Supplies – 1.8%
Allied Universal Holdco LLC 4.63%, 06/01/2028 (f)	United States	405,000	335,259
GFL Environmental, Inc. 4.75%, 06/15/2029 (f)	Canada	265,000	232,279
Hurricane Finance PLC 8.00%, 10/15/2025	United Kingdom	£100,000	108,202
Iron Mountain, Inc. 5.00%, 07/15/2028 (f)	United States	$435,000	391,478
LABL, Inc. 5.88%, 11/01/2028 (f)	United States	445,000	388,549
Prime Security Services Borrower LLC 6.25%, 01/15/2028 (f)	United States	485,000	442,427
TMS International Corp. 6.25%, 04/15/2029 (f)	United States	330,000	236,843
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026 (f)	United States	430,000	405,772
Total Commercial Services & Supplies			2,540,809
Communications Equipment – 0.3%
CommScope Technologies LLC 6.00%, 06/15/2025 (f)	United States	260,000	237,136
CommScope, Inc. 6.00%, 03/01/2026 (f)	United States	95,000	87,870
4.75%, 09/01/2029 (f)	United States	75,000	60,606
Total Communications Equipment			385,612
Construction & Engineering – 0.5%
Great Lakes Dredge & Dock Corp. 5.25%, 06/01/2029 (f)	United States	340,000	264,758
Pike Corp. 5.50%, 09/01/2028 (f)	United States	440,000	385,383
Total Construction & Engineering			650,141

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Consumer Finance – 0.1%
FirstCash, Inc. 5.63%, 01/01/2030 (f)	United States	$220,000	$196,100
Containers & Packaging – 0.6%
Ardagh Packaging Finance PLC 5.25%, 08/15/2027 (f)	United States	260,000	194,824
Graham Packaging Company, Inc. 7.13%, 08/15/2028 (f)	United States	285,000	238,252
Intelligent Packaging Limited Finco, Inc. 6.00%, Perpetual (f)	Canada	435,000	351,685
Trivium Packaging Finance BV 3.75%, 08/15/2026	Netherlands	€100,000	98,207
Total Containers & Packaging			882,968
Diversified Consumer Services – 0.2%
AA Bond Company Ltd. 6.50%, 01/31/2026	United Kingdom	£100,000	97,045
Verisure Midholding AB 5.25%, 02/15/2029	Sweden	€100,000	85,903
Total Diversified Consumer Services			182,948
Diversified Telecommunication Services – 1.3%
Altice Financing SA 3.00%, 01/15/2028	Luxembourg	200,000	169,720
Altice France SA 4.13%, 01/15/2029	France	100,000	82,027
Cogent Communications Group, Inc. 7.00%, 06/15/2027 (f)	United States	$210,000	206,047
eircom Finance DAC 3.50%, 05/15/2026	Ireland	€200,000	193,844
Frontier Communications Holdings LLC 6.75%, 05/01/2029 (f)	United States	$155,000	128,438
8.75%, 05/15/2030 (f)	United States	255,000	259,767
Iliad Holding SASU 5.63%, 10/15/2028	France	€200,000	194,871
Level 3 Financing, Inc. 4.25%, 07/01/2028 (f)	United States	$330,000	260,693
Lorca Telecom Bondco SA 4.00%, 09/18/2027	Spain	€200,000	192,413
Telecom Italia SpA 4.00%, 04/11/2024	Italy	200,000	209,245
Ziggo Bond Company BV 3.38%, 02/28/2030	Netherlands	100,000	77,752
Total Diversified Telecommunication Services			1,974,817
Electrical Equipment – 0.2%
APX Group, Inc. 6.75%, 02/15/2027 (f)	United States	$290,000	279,589
Electronic Equipment, Instruments & Components – 0.1%
Centurion Bidco SpA 5.88%, 09/30/2026	Italy	€100,000	92,874

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Energy Equipment & Services – 0.2%
Precision Drilling Corp. 7.13%, 01/15/2026 (f)	Canada	$245,000	$237,425
Entertainment – 0.2%
Banijay Entertainment SASU 3.50%, 03/01/2025	France	€200,000	202,224
Pinewood Finance Co Ltd. 3.63%, 11/15/2027	United Kingdom	£100,000	106,800
Total Entertainment			309,024
Equity Real Estate Investment Trusts (REITs) – 0.2%
American Finance Trust, Inc. 4.50%, 09/30/2028 (f)	United States	$395,000	290,906
Food & Staples Retailing – 0.2%
Performance Food Group, Inc. 5.50%, 10/15/2027 (f)	United States	335,000	316,673
Food Products – 0.3%
Post Holdings, Inc. 5.63%, 01/15/2028 (f)	United States	430,000	405,406
Gas Utilities – 0.1%
CQP Holdco LP 5.50%, 06/15/2031 (f)	United States	165,000	144,438
Health Care Equipment & Supplies – 0.2%
Mozart Debt Merger Sub, Inc. 5.25%, 10/01/2029 (f)	United States	395,000	314,441
Health Care Providers & Services – 1.1%
Acadia Healthcare Company, Inc. 5.50%, 07/01/2028 (f)	United States	215,000	204,272
Avantor Funding, Inc. 3.88%, 07/15/2028	United States	€100,000	99,204
CAB Selas 3.38%, 02/01/2028	France	200,000	172,723
CHS/Community Health Systems, Inc. 5.63%, 03/15/2027 (f)	United States	$335,000	287,859
MEDNAX, Inc. 5.38%, 02/15/2030 (f)	United States	295,000	256,772
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029 (f)	United States	345,000	291,387
Radiology Partners, Inc. 9.25%, 02/01/2028 (f)	United States	800,000	450,346
Total Health Care Providers & Services			1,762,563
Health Care Technology – 0.1%
MPH Acquisition Holdings LLC 5.50%, 09/01/2028 (f)	United States	160,000	125,142
Health Facilities – 0.2%
Tenet Healthcare Corp. 6.13%, 10/01/2028 (f)	United States	285,000	255,768

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Hotels, Restaurants & Leisure – 1.5%
Bloomin' Brands, Inc. 5.13%, 04/15/2029 (f)	United States	$220,000	$185,328
Carnival Corp. 5.75%, 03/01/2027 (f)	United States	490,000	350,727
10.50%, 06/01/2030 (f)	United States	80,000	65,180
Cirsa Finance International Sarl 4.50%, 03/15/2027	Spain	€100,000	92,772
Everi Holdings, Inc. 5.00%, 07/15/2029 (f)	United States	$345,000	296,792
Fertitta Entertainment LLC 6.75%, 01/15/2030 (f)	United States	160,000	129,356
Gamma Bidco SpA 5.13%, 07/15/2025	Italy	€100,000	101,778
Hilton Grand Vacations Borrower Escrow LLC 5.00%, 06/01/2029 (f)	United States	$215,000	185,174
Legends Hospitality Holding Company LLC 5.00%, Perpetual (f)	United States	440,000	392,150
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029 (f)	United States	265,000	231,080
TUI Cruises GmbH 6.50%, 05/15/2026	Germany	€100,000	89,784
Total Hotels, Restaurants & Leisure			2,120,121
Household Durables – 0.1%
Weekley Homes LLC 4.88%, 09/15/2028 (f)	United States	$185,000	155,778
Household Products – 0.1%
Energizer Gamma Acquisition BV 3.50%, 06/30/2029	United States	€100,000	86,018
Insurance – 0.2%
AssuredPartners, Inc. 5.63%, 01/15/2029 (f)	United States	$250,000	206,085
HUB International Ltd. 7.00%, 05/01/2026 (f)	United States	190,000	186,394
Total Insurance			392,479
IT Services – 0.7%
Ahead DB Holdings LLC 6.63%, 05/01/2028 (f)	United States	340,000	273,714
Sabre GLBL, Inc. 7.38%, 09/01/2025 (f)	United States	150,000	144,404
VM Consolidated, Inc. 5.50%, 04/15/2029 (f)	United States	655,000	577,749
Total IT Services			995,867
Leisure Products – 0.0%
Vista Outdoor, Inc. 4.50%, 03/15/2029 (f)	United States	65,000	47,810
Machinery – 0.3%
Redwood Star Merger Sub, Inc. 8.75%, 04/01/2030 (f)	United States	500,000	394,980

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Media – 1.3%
CCO Holdings LLC 6.38%, 09/01/2029 (f)	United States	$140,000	$131,833
CSC Holdings LLC 4.13%, 12/01/2030 (f)	United States	435,000	307,995
Directv Financing LLC 5.88%, 08/15/2027 (f)	United States	435,000	390,003
DISH DBS Corp. 5.25%, 12/01/2026 (f)	United States	195,000	164,621
5.75%, 12/01/2028 (f)	United States	25,000	20,000
Gray Television, Inc. 4.75%, 10/15/2030 (f)	United States	160,000	116,000
iHeartCommunications, Inc. 6.38%, 05/01/2026	United States	95,000	87,550
5.25%, 08/15/2027 (f)	United States	360,000	305,519
Scripps Escrow II, Inc. 5.38%, 01/15/2031 (f)	United States	130,000	104,365
Univision Communications, Inc. 6.63%, 06/01/2027 (f)	United States	145,000	140,206
Virgin Media Vendor Financing Notes III DAC 4.88%, 07/15/2028	United Kingdom	£100,000	98,042
Total Media			1,866,134
Metals & Mining – 0.7%
Arconic Corp. 6.13%, 02/15/2028 (f)	United States	$425,000	399,494
Constellium SE 5.63%, 06/15/2028 (f)	United States	260,000	240,713
Mineral Resources Ltd. 8.13%, 05/01/2027 (f)	Australia	60,000	60,519
8.50%, 05/01/2030 (f)	Australia	300,000	304,499
Total Metals & Mining			1,005,225
Oil Gas Transportation & Distribution – 0.1%
Suburban Propane Partners LP 5.00%, 06/01/2031 (f)	United States	220,000	187,277
Oil, Gas & Consumable Fuels – 0.6%
CITGO Petroleum Corp. 7.00%, 06/15/2025 (f)	United States	360,000	351,965
CVR Energy, Inc. 5.25%, 02/15/2025 (f)	United States	305,000	281,053
Hess Midstream Operations LP 5.63%, 02/15/2026 (f)	United States	140,000	136,600
5.13%, 06/15/2028 (f)	United States	235,000	217,720
Total Oil, Gas & Consumable Fuels			987,338
Paper & Forest Products – 0.3%
Mercer International, Inc. 5.50%, 01/15/2026	Germany	440,000	417,520
Personal Products – 0.6%
BellRing Brands, Inc. 7.00%, 03/15/2030 (f)	United States	365,000	351,687

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Coty, Inc. 5.00%, 04/15/2026 (f)	United States	$215,000	$204,177
Edgewell Personal Care Co. 5.50%, 06/01/2028 (f)	United States	355,000	332,635
Total Personal Products			888,499
Pharmaceuticals – 0.3%
Bausch Health Companies, Inc. 6.13%, 02/01/2027 (f)	United States	190,000	131,267
4.88%, 06/01/2028 (f)	United States	240,000	153,099
Cheplapharm Arzneimittel GmbH 4.38%, 01/15/2028	Germany	€100,000	94,391
Total Pharmaceuticals			378,757
Professional Services – 0.1%
Summer BC Holdco B SARL 5.75%, 10/31/2026	Luxembourg	100,000	91,657
Real Estate Management & Development – 1.8%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (f)	United States	$53,000	50,675
Hunt Companies, Inc. 5.25%, 04/15/2029 (f)	United States	360,000	303,052
OWS Cre Funding I LLC 9.02%, 2021-MARG (1 Month LIBOR USD + 4.90%), 09/01/2023 (b) (f)	United States	2,500,000	2,394,137
Samhallsbyggnadsbolaget i Norden AB 2.88% (5 Year Swap Rate EUR + 3.22%), Perpetual (b)	Sweden	€100,000	42,637
Total Real Estate Management & Development			2,790,501
Road & Rail – 0.1%
The Hertz Corp. 4.63%, 12/01/2026 (f)	United States	$200,000	167,750
Software – 0.9%
Acuris Finance US, Inc. 5.00%, 05/01/2028 (f)	United States	395,000	317,159
Brunello Bidco SpA 3.50%, 02/15/2028	Italy	€100,000	89,893
Castor SpA 7.30% (3 Month EURIBOR + 5.25%), 02/15/2029 (b) (g) (h)	Italy	200,000	208,299
Cedacri Mergeco SPA 6.39% (3 Month EURIBOR + 4.63%), 05/15/2028 (b)	Italy	100,000	99,795
Condor Merger Sub, Inc. 7.38%, 02/15/2030 (f)	United States	$100,000	80,582
NCR Corp. 5.13%, 04/15/2029 (f)	United States	15,000	12,572
6.13%, 09/01/2029 (f)	United States	405,000	379,347
Total Software			1,187,647
Specialty Retail – 0.4%
Academy Ltd. 6.00%, 11/15/2027 (f)	United States	420,000	402,698

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
eG Global Finance PLC 6.25%, 10/30/2025	United Kingdom	€100,000	$94,349
Total Specialty Retail			497,047
Technology Hardware, Storage & Peripherals – 0.1%
Xerox Holdings Corp. 5.50%, 08/15/2028 (f)	United States	$180,000	144,342
Telecommunication Services – 0.6%
Cablevision Lightpath LLC 5.63%, 09/15/2028 (f)	United States	415,000	309,062
Consolidated Communications, Inc. 6.50%, 10/01/2028 (f)	United States	380,000	296,233
Frontier Communications Holdings LLC 5.00%, 05/01/2028 (f)	United States	290,000	253,463
Total Telecommunication Services			858,758
Textiles, Apparel & Luxury Goods – 0.2%
Afflelou SAS 4.25%, 05/19/2026	France	€100,000	95,762
Crocs, Inc. 4.25%, 03/15/2029 (f)	United States	$220,000	186,643
Total Textiles, Apparel & Luxury Goods			282,405
Thrifts & Mortgage Finance – 0.1%
Nationstar Mortgage Holdings, Inc. 6.00%, 01/15/2027 (f)	United States	140,000	125,521
5.75%, 11/15/2031 (f)	United States	120,000	93,456
Trading Companies & Distributors – 0.5%
Fortress Transportation and Infrastructure Investors LLC 6.50%, 10/01/2025 (f)	United States	16,000	15,071
5.50%, 05/01/2028 (f)	United States	350,000	299,051
Loxam SAS 3.75%, 07/15/2026	France	€100,000	96,945
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028 (f)	United States	$450,000	362,696
Total Trading Companies & Distributors			773,763
Utility – 0.2%
Calpine Corp. 5.13%, 03/15/2028 (f)	United States	350,000	313,015
Wireless Telecommunication Services – 0.2%
Matterhorn Telecom SA 4.00%, 11/15/2027	Luxembourg	€200,000	196,234
Vodafone Group PLC 3.00% (5 Year Swap Rate EUR + 3.48%), 08/27/2080 (b)	United Kingdom	200,000	171,404
Total Wireless Telecommunication Services			367,638
Total High Yield			31,625,362

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Emerging Markets – 6.2%
Airlines – 0.5%
Azul Investments LLP 7.25%, 06/15/2026	Brazil	$1,130,000	$692,620
Chemicals – 0.4%
Braskem Idesa SAPI 6.99%, 02/20/2032	Mexico	1,000,000	715,713
Construction Materials – 0.1%
Cemex SAB de CV 5.13% (5 Year CMT Rate + 4.53%), Perpetual (b)	Mexico	200,000	185,057
Diversified Telecommunication Services – 0.6%
Telecom Argentina SA 8.00%, 07/18/2026	Argentina	1,000,000	947,558
Electric Utilities – 0.1%
Pampa Energia SA 9.13%, 04/15/2029	Argentina	150,000	137,969
Hotels, Restaurants & Leisure – 0.0%
Grupo Posadas SAB de CV 4.00%, .00, 12/30/2027 (i)	Mexico	20,000	15,713
Independent Power and Renewable Electricity Producers – 0.6%
Genneia SA 8.75%, 09/02/2027 (f)	Argentina	40,000	39,150
8.75%, 09/02/2027	Argentina	919,000	899,471
Metals & Mining – 0.9%
Vedanta Resources Finance II PLC 13.88%, 01/21/2024	India	1,600,000	1,395,427
Oil, Gas & Consumable Fuels – 1.0%
CITGO Holding, Inc. 9.25%, 08/01/2024	United States	690,000	689,814
Kosmos Energy Ltd. 7.13%, 04/04/2026	United States	200,000	170,816
YPF SA 2.50%, 06/30/2029 (j)	Argentina	758,000	607,035
1.50%, 09/30/2033 (j)	Argentina	55,000	36,564
Total Oil, Gas & Consumable Fuels			1,504,229
Real Estate Management & Development – 2.0%
CIFI Holdings Group Company Ltd. 11.58% (5 Year CMT Rate + 8.57%), Perpetual (b)	China	450,000	81,225
6.45%, 11/07/2024	China	200,000	53,544
6.00%, 07/16/2025	China	400,000	105,116
Country Garden Holdings Company Ltd. 7.25%, 04/08/2026	China	600,000	383,016
4.80%, 08/06/2030	China	200,000	106,878
RKPF Overseas Ltd. 5.90%, 03/05/2025	China	500,000	418,750
6.00%, 09/04/2025	China	500,000	405,000
Shimao Group Holdings Ltd. 6.13%, 02/21/2024	China	370,000	69,888

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
5.60%, 07/15/2026 (n)	China	$400,000	$75,993
5.20%, 01/16/2027	China	1,210,000	229,900
4.60%, 07/13/2030	China	200,000	36,593
3.45%, 01/11/2031	China	400,000	74,805
Shui On Development Holding Ltd. 5.50%, 06/29/2026	China	200,000	161,680
Sino-Ocean Land Treasure IV Ltd. 3.25%, 05/05/2026	China	200,000	105,367
4.75%, 08/05/2029	China	410,000	214,430
4.75%, 01/14/2030	China	400,000	205,872
Total Real Estate Management & Development			2,728,057
Total Emerging Markets			9,260,964
Corporate Bonds – 2.6%
Aerospace & Defense – 0.2%
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (f)	United States	235,000	247,678
Auto Components – 0.1%
IHO Verwaltungs GmbH 3.63%, 4.38, 05/15/2025 (i)	Germany	€160,000	156,709
Biotechnology – 0.1%
Grifols SA 3.20%, 05/01/2025	Spain	160,000	158,633
Containers & Packaging – 0.3%
Ardagh Packaging Finance PLC 2.13%, 08/15/2026	United States	180,000	161,663
Fiber Bidco SpA 7.95% (3 Month EURIBOR + 6.00%), 10/25/2027 (b) (f)	Italy	100,000	107,148
Silgan Holdings, Inc. 3.25%, 03/15/2025	United States	150,000	156,135
Total Containers & Packaging			424,946
Diversified Consumer Services – 0.1%
Verisure Holding AB 3.88%, 07/15/2026	Sweden	100,000	97,278
Diversified Telecommunication Services – 0.2%
Altice France SA 3.38%, 01/15/2028	France	100,000	81,027
Telefonica Europe BV 4.38% (EUSA6 + 4.11%), Perpetual (b)	Spain	200,000	204,763
Total Diversified Telecommunication Services			285,790
Health Care Equipment & Supplies – 0.2%
Limacorporate SpA 5.51% (3 Month EURIBOR + 3.75%), 08/15/2023 (b)	Italy	250,000	261,101
Health Care Providers & Services – 0.1%
Nidda Healthcare Holding GmbH 7.50%, 08/21/2026	Germany	100,000	102,557

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Hotels, Restaurants & Leisure – 0.2%
Aramark International Finance Sarl 3.13%, 04/01/2025	United States	€100,000	$103,030
Playtech PLC 4.25%, 03/07/2026	United Kingdom	100,000	101,423
Total Hotels, Restaurants & Leisure			204,453
Household Durables – 0.2%
Shea Homes LP 4.75%, 02/15/2028	United States	$345,000	301,767
IT Services – 0.2%
Mooney Group SpA 5.94% (3 Month EURIBOR + 3.88%), 12/17/2026 (b)	Italy	€250,000	254,398
Life Sciences Tools & Services – 0.1%
IQVIA, Inc. 2.88%, 06/15/2028	United States	165,000	158,078
Media – 0.2%
Telenet Finance Luxembourg Notes Sarl 3.50%, 03/01/2028	Belgium	100,000	96,974
Virgin Media Secured Finance PLC 5.25%, 05/15/2029	United Kingdom	£100,000	104,142
Total Media			201,116
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
HAT Holdings I LLC 3.38%, 06/15/2026 (f)	United States	$415,000	361,129
Software – 0.1%
Cloud Software Group Holdings, Inc. 6.50%, 03/31/2029 (f)	United States	210,000	177,254
Textiles, Apparel & Luxury Goods – 0.1%
Hanesbrands Finance Luxembourg S.C.A 3.50%, 06/15/2024	United States	€150,000	156,031
Total Corporate Bonds			3,548,918
Convertible Bonds – 0.0%
Airlines – 0.0%
JetBlue Airways Corp. 0.50%, 04/01/2026	United States	$21,000	15,416
Biotechnology – 0.0%
Ionis Pharmaceuticals, Inc. 0.13%, 12/15/2024	United States	21,000	19,175
Entertainment – 0.0%
Sea Ltd. 0.25%, 09/15/2026	Singapore	34,000	25,075
Spotify USA, Inc. 0.00%, 03/15/2026	United States	35,000	28,350
Total Entertainment			53,425
Health Care Equipment & Supplies – 0.0%
NuVasive, Inc. 0.38%, 03/15/2025	United States	24,000	21,084

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Hotels, Restaurants & Leisure – 0.0%
Accor SA 0.70%, 12/07/2027	France	€35,000	$15,479
Airbnb, Inc. 0.00%, 03/15/2026	United States	$31,000	25,591
Shake Shack, Inc. 0.00%, 03/01/2028	United States	29,000	19,376
Total Hotels, Restaurants & Leisure			60,446
Interactive Media & Services – 0.0%
Snap, Inc. 0.13%, 03/01/2028 (f)	United States	36,000	24,210
IT Services – 0.0%
Block, Inc. 0.00%, 05/01/2026	United States	20,000	16,290
Cloudflare, Inc. 0.00%, 08/15/2026	United States	13,000	10,660
DigitalOcean Holdings, Inc. 0.00%, 12/01/2026	United States	27,000	20,318
Okta, Inc. 0.38%, 06/15/2026	United States	20,000	16,900
Perficient, Inc. 0.13%, 11/15/2026	United States	19,000	14,773
Shift4 Payments, Inc. 0.50%, 08/01/2027	United States	20,000	16,930
Shopify, Inc. 0.13%, 11/01/2025	Canada	30,000	25,763
Wix.com Ltd. 0.00%, 08/15/2025	United States	19,000	16,093
Worldline SA 0.00%, 07/30/2025	France	€19,100	21,914
Total IT Services			159,641
Media – 0.0%
Cable One, Inc. 0.00%, 03/15/2026	United States	$33,000	26,087
Liberty Broadband Corp. 2.75%, 09/30/2050 (f)	United States	27,000	26,364
Total Media			52,451
Personal Products – 0.0%
The Beauty Health Co. 1.25%, 10/01/2026 (f)	United States	23,000	17,503
Professional Services – 0.0%
Ceridian HCM Holding, Inc. 0.25%, 03/15/2026	United States	21,000	18,512
Software – 0.0%
Alarm.com Holdings, Inc. 0.00%, 01/15/2026	United States	21,000	17,155
Bentley Systems, Inc. 0.38%, 07/01/2027	United States	28,000	22,932

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
CORPORATE CREDIT (continued)
Blackline, Inc. 0.00%, 03/15/2026	United States	$17,000	$14,567
Coupa Software, Inc. 0.38%, 06/15/2026	United States	21,000	20,297
DocuSign, Inc. 0.00%, 01/15/2024	United States	34,000	32,130
Dropbox, Inc. 0.00%, 03/01/2026	United States	17,000	15,436
Envestnet, Inc. 0.75%, 08/15/2025	United States	35,000	31,763
Nutanix, Inc. 0.25%, 10/01/2027	United States	24,000	20,196
Rapid7, Inc. 0.25%, 03/15/2027	United States	16,000	12,576
Splunk, Inc. 1.13%, 06/15/2027	United States	28,000	23,766
Unity Software, Inc. 0.00%, 11/15/2026	United States	24,000	18,084
Total Software			228,902
Technology Hardware, Storage & Peripherals – 0.0%
Western Digital Corp. 1.50%, 02/01/2024	United States	38,000	36,385
Total Convertible Bonds			707,150
Investment Grade – 0.1%
Other – 0.1%
Westlake Automobile Receivables Trust 1.23%, 2021-2A, Class D, 12/15/2026 (f)	United States	164,000	149,205
TOTAL CORPORATE CREDIT (Cost $96,625,441)			85,502,786
STRUCTURED CREDIT – 27.3% (a)
Collateralized Loan Obligations – 16.4% (a)
Anchorage Capital CLO Ltd. 11.71%, 2016-8A, Class ER2 (3 Month LIBOR USD + 7.35%), 10/27/2034 (b) (f)	Cayman Islands	1,500,000	1,377,861
7.95%, 2020-16A, Class DR (3 Month LIBOR USD + 3.72%), 01/19/2035 (b) (f)	Cayman Islands	1,500,000	1,406,091
11.58%, 2020-16A, Class ER (3 Month LIBOR USD + 7.35%), 01/19/2035 (b) (f)	Cayman Islands	1,000,000	913,668
Anchorage Credit Funding 7 Ltd. 0.00%, 2019-7A, Class SUB1, 04/25/2037 (f)	Cayman Islands	1,000,000	506,382
Anchorage Credit Funding Ltd. 6.85%, 2019-7A, Class E, 04/25/2037 (f)	Cayman Islands	1,000,000	783,769
Columbia Cent CLO Ltd. 10.70%, 2018-28A, Class D (3 Month LIBOR USD + 6.17%), 11/07/2030 (b) (f)	Cayman Islands	1,000,000	719,746
Dryden 113 CLO Ltd. 0.00%, 2022-113A, Class INC, 10/20/2035 (f)	Jersey	1,000,000	700,000
Dryden 27 R Euro CLO 2017 DAC 7.24%, 2017-27X, Class ER (3 Month EURIBOR + 5.86%), 04/15/2033 (b)	Ireland	€1,000,000	853,730

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
STRUCTURED CREDIT (continued)
Elevation CLO Ltd. 11.51%, 2021-12A, Class E (3 Month LIBOR USD + 7.27%), 04/20/2032 (b) (f)	Cayman Islands	$378,000	$321,980
11.44%, 2021-14A, Class E (3 Month LIBOR USD + 7.20%), 10/20/2034 (b) (f)	Cayman Islands	2,000,000	1,729,599
Harvest CLO XXVI 7.50%, 26A, Class E (3 Month EURIBOR + 6.12%), 01/15/2034 (b) (f)	Ireland	€500,000	435,090
ICG US CLO Ltd. 7.84%, 2020-1A, Class DR (3 Month LIBOR USD + 3.60%), 01/20/2035 (b) (f)	Cayman Islands	$1,000,000	890,358
11.69%, 2020-1A, Class ER (3 Month LIBOR USD + 7.45%), 01/20/2035 (b) (f)	Cayman Islands	1,000,000	895,428
LUXE Trust 7.57%, 2021-TRIP, Class F (1 Month LIBOR USD + 3.25%), 10/15/2038 (b) (f)	United States	550,000	500,490
Marble Point CLO Ltd. 11.61%, 2021-4A, Class E (3 Month LIBOR USD + 7.29%), 01/22/2035 (b) (f)	Cayman Islands	2,000,000	1,702,642
Monroe Capital MML CLO XIII Ltd. 12.68%, 2022-1A, Class E (3 Month SOFR + 8.32%), 02/24/2034 (b) (f)	United States	1,000,000	885,957
OAK Hill European Credit Partners V Designated Activity Co. 7.83%, 2016-5A, Class ER (3 Month EURIBOR + 6.37%), 01/21/2035 (b) (f)	Ireland	€1,750,000	1,524,219
10.33%, 2016-5A, Class FR (3 Month EURIBOR + 8.87%), 01/21/2035 (b) (f)	Ireland	1,000,000	805,250
Palmer Square European CLO 7.82%, 2022-1A, Class E (3 Month EURIBOR + 6.36%), 01/21/2035 (b) (f)	Ireland	1,200,000	1,043,675
10.31%, 2022-1A, Class F (3 Month EURIBOR + 8.85%), 01/21/2035 (b) (f)	Ireland	1,750,000	1,412,594
Penta CLO 8.03%, 2021-10X, Class E (3 Month EURIBOR + 6.23%), 11/20/2034 (b)	Ireland	500,000	431,033
Rockford Tower Europe DAC 7.42%, 2021-1A, Class E (3 Month EURIBOR + 5.96%), 04/20/2034 (b) (f)	Ireland	500,000	426,070
SOUND POINT CLO Ltd. 10.68%, 2015-1RA, Class E (3 Month LIBOR USD + 6.60%), 04/15/2030 (b) (f)	Cayman Islands	$275,000	184,536
Toro European CLO 7.68%, 3X, Class ERR (3 Month EURIBOR + 6.30%), 07/15/2034 (b)	Ireland	€1,500,000	1,242,314
Trimaran Cavu Ltd. 11.56%, 2021-3A, Class E (3 Month LIBOR USD + 7.37%), 01/18/2035 (b) (f)	Cayman Islands	$1,200,000	1,094,516
Trinitas CLO XVIII Ltd. 7.84%, 2021-18A, Class D (3 Month LIBOR USD + 3.60%), 01/20/2035 (b) (f)	Cayman Islands	2,000,000	1,858,723
Total Collateralized Loan Obligations			24,645,721
Commercial Mortgage-Backed Securities – 7.9% (a)
Banc of America Commercial Mortgage Trust 1.25%, 2015-UBS7, Class XFG, 09/15/2048 (f)	United States	10,000,000	299,889

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
STRUCTURED CREDIT (continued)
BBCMS Trust 7.27%, 2018-BXH, Class F (1 Month US LIBOR + 2.95%), 10/15/2037 (b) (f)	United States	$270,000	$249,309
Benchmark Mortgage Trust 3.11%, 2018-B6, Class E, 10/10/2051 (f)	United States	225,000	141,914
BWAY Mortgage Trust 4.87%, 2022-26BW, Class E, 02/10/2044 (f)	United States	677,000	439,915
BX Commercial Mortgage Trust 7.92%, 2019-IMC, Class G (1 Month LIBOR USD + 3.60%), 04/15/2034 (b) (f)	United States	1,000,000	939,398
BX Trust 8.35%, 2021-SDMF, Class J (1 Month US LIBOR + 4.03%), 09/15/2034 (b) (f)	United States	470,000	433,856
CD Mortgage Trust 3.30%, 2017-CD4, Class D, 05/10/2050 (f)	United States	305,000	218,494
3.35%, 2017-CD5, Class D, 08/15/2050 (f)	United States	489,000	346,390
CFCRE Commercial Mortgage Trust 6.45%, 2018-TAN, Class E, 02/15/2033 (f)	United States	225,000	217,625
CGDB Commercial Mortgage Trust 7.31%, 2019-MOB, Class G (1 Month US LIBOR + 2.99%), 11/15/2036 (b) (f)	United States	1,537,000	1,430,973
Citigroup Commercial Mortgage Trust 8.02%, 2021-KEYS, Class F (1 Month LIBOR USD + 3.70%), 10/15/2036 (b) (f)	United States	741,000	728,955
COMM Mortgage Trust 1.91%, 2016-DC2, Class XF, 02/10/2049 (f)	United States	13,350,000	691,701
CSAIL Commercial Mortgage Trust 4.06%, 2017-CX9, Class D, 09/15/2050 (f)	United States	190,000	137,266
DBGS Mortgage Trust 8.47%, 2021-W52, Class F (1 Month LIBOR USD + 4.15%), 10/15/2036 (b) (f)	United States	1,000,000	933,801
Great Wolf Trust 7.45%, 2019-WOLF, Class F (1 Month SOFR + 3.13%), 12/15/2036 (b) (f)	United States	1,298,000	1,229,958
Hilton USA Trust 6.16%, 2016-SFP, Class F, 11/05/2035 (f)	United States	1,000,000	941,181
J.P. Morgan Chase Commercial Mortgage Securities Trust 8.58%, 2021-HTL5, Class F (1 Month US LIBOR + 4.27%), 11/15/2038 (b) (f)	United States	1,084,000	991,896
Natixis Commercial Mortgage Securities Trust 10.28%, 2022-RRI, Class F (1 Month SOFR + 5.94%), 03/15/2035 (b) (f)	United States	658,000	645,355
Taubman Centers Commercial Mortgage Trust 9.11%, 2022-DPM, Class D (1 Month SOFR + 4.77%), 05/15/2037 (b) (f)	United States	307,000	302,906
VMC Finance LLC 8.84%, 2021-HT1, Class B (1 Month US LIBOR + 4.50%), 01/18/2037 (b) (f)	United States	643,000	611,090
Wells Fargo Commercial Mortgage Trust 2.60%, 2017-C41, Class D, 11/15/2050 (f)	United States	316,000	210,909
Total Commercial Mortgage-Backed Securities			12,142,781

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
STRUCTURED CREDIT (continued)
Residential Mortgage-Backed Securities – 2.1% (a)
Deephaven Residential Mortgage Trust 4.34%, 2022-2, Class B1, 03/25/2067 (f)	United States	$229,000	$158,544
GCAT Trust 3.97%, 2022-NQM1, Class B1, 02/25/2067 (f)	United States	476,000	320,299
Imperial Fund Mortgage Trust 4.46%, 2022-NQM3, Class M1, 05/25/2067 (f)	United States	332,000	245,360
MFA Trust 4.30%, 2022-NQM1, Class B1, 12/25/2066 (f)	United States	251,000	167,932
Progress Residential Trust 5.60%, 2022-SFR3, Class E2, 04/17/2039 (f)	United States	212,000	187,501
PRPM LLC 4.83%, 2021-10, Class A2, 10/25/2026 (f) (j)	United States	1,000,000	870,739
Seasoned Credit Risk Transfer Trust 4.50%, 2022-1, Class M, 11/25/2061 (f)	United States	226,000	175,686
STAR Trust 8.82%, 2022-SFR3, Class F (1 Month SOFR + 4.50%), 05/17/2024 (b) (f)	United States	170,000	165,716
Western Mortgage Reference Notes 9.28%, 2021-CL2, Class M4 (30-Day Average SOFR + 5.35%), 07/25/2059 (b) (f)	United States	881,245	877,269
Total Residential Mortgage-Backed Securities			3,169,046
Other – 0.9% (a)
Castlelake Aircraft Structured Trust 2.74%, 2017-1R, Class A, 08/15/2041 (f)	United States	301,551	261,648
Horizon Aircraft Finance I Ltd. 4.46%, 2018-1, Class A, Perpetual (f)	United States	790,247	648,687
Pioneer Aircraft Finance Ltd. 3.97%, 2019-1, Class A, 06/15/2044 (f)	Cayman Islands	635,833	505,401
Total Other			1,415,736
TOTAL STRUCTURED CREDIT(Cost $46,294,457)			41,373,284
PRIVATE CREDIT – 25.8%
Senior Loans – 24.4% (a)
Auto Components – 1.7%
Superior Industries International, Inc., First Lien Tranche B Term Loan 12.32% (SOFR Index + 8.00%), 12/15/2028 (b) (d)	United States	2,606,000	2,527,820
Biotechnology – 1.7%
ADC Therapeutics, Initial Term Loan – Tranche A 7.50%, 08/15/2029 (d)	United States	1,135,543	1,075,227
ADC Therapeutics, Initial Term Loan – Tranche B 7.50%, 08/15/2029 (d) (e)	United States	520,457	—
Mesoblast, Inc., First Lien Delay Delivery Tranche B Term Loan 9.75%, 11/19/2026 (d)	United States	1,598,873	1,428,273
Mesoblast, Inc., First Lien Tranche B Term Loan 9.75%, 11/19/2026 (d) (e)	United States	262,438	—

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
PRIVATE CREDIT (continued)
Mesoblast, Inc., First Lien Tranche C Term Loan 9.75%, 11/19/2026 (d) (e)	United States	$524,875	$—
Total Biotechnology			2,503,500
Commercial Services & Supplies – 1.5%
Kings Buyer LLC, First Lien Term Loan 6.50% (1 Month US LIBOR + 6.50%), 10/29/2027 (b) (d)	United States	2,264,109	2,191,431
Kings Buyer LLC, First Lien Revolver Facility 7.51% (1 Month US LIBOR + 6.50%), 10/29/2027 (b) (d) (e)	United States	310,246	99,540
Containers & Packaging – 1.1%
ASP-r-pac Acquisition Company LLC, First Lien Term Loan 9.67% (1 Month US LIBOR + 6.00%), 12/29/2027 (b) (d)	United States	1,715,293	1,644,407
ASP-r-pac Acquisition Company LLC, First Lien Tranche B Term Loan 6.00% (3 Month US LIBOR + 6.00%), 12/29/2027 (b) (c) (d) (e)	United States	205,745	—
Distributors – 1.3%
RelaDyne, First Lien Term Loan 10.88% (SOFR Index + 7.75%), 12/23/2029 (b) (d)	United States	1,996,000	1,933,126
Health Care Equipment & Supplies – 1.9%
Touchstone Acquisition, Inc., First Lien Term Loan 10.07% (1 Month US LIBOR + 6.00%), 12/29/2028 (b) (d)	United States	2,998,930	2,931,454
Health Care Providers & Services – 1.8%
LSL Holdco LLC, First Lien Term Loan 9.75% (1 Month US LIBOR + 6.00%), 01/31/2028 (b) (d)	United States	2,385,720	2,248,541
LSL Holdco LLC, First Lien Revolver Facility 9.48% (1 Month US LIBOR + 6.00%), 01/31/2028 (b) (d)	United States	266,412	251,093
LSL Holdco LLC Incremental, First Lien Term Loan 10.07% (1 Month US LIBOR + 6.00%), 01/31/2028 (b) (d)	United States	277,069	261,138
Total Health Care Providers & Services			2,760,772
Health Care Technology – 3.2%
Establishment Labs Holdings, Inc., First Lien Term Loan 9.00%, 04/21/2027 (d)	United States	1,152,068	1,100,225
Establishment Labs Holdings, Inc., First Lien Delay Draw Term Loan 9.00%, 04/21/2027 (d)	United States	184,505	184,505
9.00%, 04/21/2027 (d) (e)	United States	184,290	—
9.00%, 04/21/2027 (d)	United States	184,290	184,290
Impel Neuropharma, Inc., First Lien Term Loan 10.95% (1 Month SOFR + 8.75%), 03/17/2027 (b) (d)	United States	1,001,000	977,577

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
PRIVATE CREDIT (continued)
Impel Neuropharma, Inc., First Lien Revenue Interest Financing Term Loan 13.86%, 02/15/2031 (d)	United States	$1,071,850	$1,067,562
Innocoll Pharmaceuticals Ltd., First Lien Term Loan 11.00%, 01/26/2027 (d)	United States	1,510,485	1,403,996
Innocoll Pharmaceuticals Ltd., First Lien Delay Draw Term Loan 11.00%, 01/26/2027 (e)	United States	929,530	—
Total Health Care Technology			4,918,155
Hotels, Restaurants & Leisure – 3.8%
Grove Hotel Parcel Owner LLC, First Lien Delay Draw Term Loan 0.00% (3 Month SOFR + 8.00%), 06/21/2028 (b) (d) (e)	United States	350,754	—
Grove Hotel Parcel Owner LLC, First Lien Revolver Facility 0.00% (3 Month SOFR + 8.00%), 06/21/2028 (b) (d) (e)	United States	175,377	—
Grove Hotel Parcel Owner LLC, First Lien Term Loan 11.04% (3 Month SOFR + 8.00%), 06/21/2028 (b) (d)	United States	1,753,769	1,708,171
PFNY Holdings LLC, First Lien Term Loan 10.74% (1 Month US LIBOR + 7.00%), 12/31/2026 (b) (d)	United States	3,613,085	3,549,856
PFNY Holdings LLC, First Lien Delay Draw Term Loan 10.74% (3 Month US LIBOR + 7.00%), 12/31/2026 (b) (d) (e)	United States	346,704	302,500
PFNY Holdings LLC, First Lien Revolver Facility 7.00% (3 Month US LIBOR + 7.00%), 12/31/2026 (b) (d)	United States	173,352	170,318
Total Hotels, Restaurants & Leisure			5,730,845
Machinery – 1.2%
Profrac Holdings II LLC, First Lien Delay Draw Term Loan 11.13%, 03/04/2025 (d)	United States	195,226	190,541
ProFrac Holdings LLC, First Lien Term Loan 11.10% (1 Month SOFR + 9.00%), 03/04/2027 (b) (d)	United States	1,696,761	1,656,039
Total Machinery			1,846,580
Pharmaceuticals – 0.8%
Bioxcel Therapeutics, Inc., Lien Tranche A Delay Draw Term Loan 13.56%, 09/30/2032 (d)	United States	387,469	387,469
Bioxcel Therapeutics, Inc., Lien Tranche B Delay Draw Term Loan 0.00%, 09/30/2032 (d) (e)	United States	563,378	—
Bioxcel Therapeutics, Inc., Lien Tranche C Delay Draw Term Loan 0.00%, 09/30/2032 (d) (e)	United States	563,378	—
Bioxcel Therapeutics, Inc., First Lien Revolver Facility Tranche B 10.25%, 04/19/2027 (e)	United States	813,768	—

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Principal Amount	Value
PRIVATE CREDIT (continued)
Bioxcel Therapeutics, Inc., First Lien Delay Draw Term Loan 10.25%, 04/19/2027 (d)	United States	$886,418	$827,914
Software – 4.4%
Avalara, Inc., First Lien Term Loan 11.21% (3 Month SOFR + 7.25%), 10/19/2029 (b) (d)	United States	2,491,000	2,422,499
Avalara, Inc., First Lien Revolver Facility 11.21% (SOFR Index + 7.25%), 10/19/2029 (b) (d) (e)	United States	249,000	—
iCIMS, Inc., First Lien Delay Draw Term Loan 0.00% (3 Month SOFR + 6.75%), 08/18/2028 (b) (d) (e)	United States	439,408	—
iCIMS, Inc., First Lien Term Loan 10.26% (SOFR Index + 7.25%), 08/18/2028 (b) (d)	United States	253,659	248,586
10.26% (3 Month SOFR + 6.75%), 08/18/2028 (b) (d)	United States	1,654,301	1,586,806
iCIMS, Inc., First Lien Revolver Facility 0.50% (3 Month SOFR + 6.75%), 08/18/2028 (b) (d) (e)	United States	157,552	898
OEConnection LLC, Second Lien Tranche B Term Loan 10.05% (1 Month US LIBOR + 7.00%), 09/25/2027 (b) (d)	United States	2,499,000	2,400,039
Total Software			6,658,828
Total Senior Loans			36,961,841
		Shares
Preferred Stock – 1.2%
Health Care Technology – 1.2%
athenahealth, Inc. – (Acquired 2/15/2022, Cost $1,992,289) (d) (k)	United States	2,033	1,702,577
Common Stock – 0.1%
Distributors – 0.1%
RelaDyne – (Acquired 12/23/2021, Cost $187,703) (d) (k)	United States	2,000	212,060
Warrants – 0.1%
Biotechnology – 0.0%
ADC Therapeutics – (Exercise price: $8.30, Expiration: 08/15/32) – (Acquired 8/15/2022, Cost $30,028) (d) (k)	United States	4,988	8,679
Mesoblast, Inc. – (Exercise Price: $7.26, Expiration: 11/19/26) – (Acquired 12/20/2021, Cost $106,354) (d) (k)	United States	46,443	49,694
Total Biotechnology			58,373

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Description	Country	Shares	Value
PRIVATE CREDIT (continued)
Health Care Technology – 0.1%
Innocoll Pharmaceuticals Ltd. – (Exercise Price: $7.26, Expiration: 01/26/29) – (Acquired 1/26/2022 – 9/1/2022, Cost $77,901) (d) (k)	United States	$20,192	$146,796
Pharmaceuticals – 0.0%
Bioxcel Therapeutics, Inc. – (Exercise price: $20.04, Expiration: 04/19/29) – (Acquired 4/28/2022, Cost $0) (d) (k)	United States	3,487	45,331
Total Warrants			250,500
TOTAL PRIVATE CREDIT (Cost $39,856,779)			39,126,978
MONEY MARKET FUND – 2.7%
First American Government Obligations Fund, – X Class, 2.924% (l)	United States	4,048,993	4,048,993
TOTAL MONEY MARKET FUND (Cost $4,048,993)			4,048,993
Total Investments – 112.1% (m) (Cost $186,825,670)			170,052,041
Liabilities in Excess of Other Assets – (12.1)%			(18,350,391)

TOTAL NET ASSETS – 100.0%	$151,701,650

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

(a)  These investments may be subject to legal restrictions on sales, which as of December 31, 2022, represented 118,546,312, or 77.3% of the Fund's net assets.

(b)  Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

(c)  Loan or bond was on non-accrual status as of December 31, 2022.

(d)  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of December 31, 2022, the total value of all such securities was $41,343,814 or 27.3% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

(e)  As of December 31, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Company	Investment Type	Total revolving and delayed draw loan commitments (000s)	Less: funded commitments (000s)	Total unfunded commitments (000s) (Note 10)
PFNY Holdings LLC	First Lien Delay Draw Term Loan	$347	$309	$38
Mesoblast, Inc.	First Lien Tranche B Term Loan	262	—	262
Mesoblast, Inc.	First Lien Tranche C Term Loan	525	—	525
ASP-r-pac Acquisition Company LLC	First Lien Tranche B Term Loan	206	—	206
Kings Buyer LLC	First Lien Revolver Facility	310	109	201
Innocoll Pharmaceuticals Ltd.	First Lien Delay Draw Term Loan	465	—	465
Innocoll Pharmaceuticals Ltd.	First Lien Delay Draw Term Loan	465	—	465
ADC Therapeutics	Initial Term Loan – Tranche B	520	—	520
Bioxcel Therapeutics, Inc.	Lien Tranche B Delay Draw Term Loan	563	—	563
Bioxcel Therapeutics, Inc.	Lien Tranche C Delay Draw Term Loan	563	—	563

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Company	Investment Type	Total revolving and delayed draw loan commitments (000s)	Less: funded commitments (000s)	Total unfunded commitments (000s) (Note 10)
Bioxcel Therapeutics, Inc.	First Lien Revolver Facility Tranche B	$438	$—	$438
Bioxcel Therapeutics, Inc.	First Lien Revolver Facility Tranche B	376	—	376
Establishment Labs Holdings, Inc.	First Lien Delay Draw Term Loan	184	—	184
Grove Hotel Parcel Owner LLC	First Lien Delay Draw Term Loan	351	—	351
Grove Hotel Parcel Owner LLC	First Lien Revolver Facility	175	—	175
iCIMS, Inc.	First Lien Delay Draw Term Loan	439	—	439
iCIMS, Inc.	First Lien Revolver Facility	158	7	151
Baart Programs, Inc.	First Lien Delay Draw Term Loan	720	423	297
Baart Programs, Inc.	Second Lien Delay Draw Term Loan	1,246	584	662
AI Aqua Merger Sub, Inc.	First Lien Delay Draw Term Loan	74	37	37
Avalara, Inc.	First Lien Revolver Facility	249	—	249
		$8,636	$1,469	$7,167

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $66,299,692 or 43.7% of net assets.

(g)  Regulation S security. These securities may be subject to transfer restrictions as defined by Regulation S. As of December 31, 2022, the total value of all such securities was $208,299 or 0.0% of net assets.

(h)  A portion of these securities are held in the Oaktree Diversified Income Fund (Cayman) Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of the Fund.

(i)  Paid in kind security which may pay interest in additional par.

(j)  Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2022.

(k)  Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2022, the total value of all such securities was 2,165,137 or 1.4% of net assets.

(l)  The rate shown represents the seven-day yield as of December 31, 2022.

(m)  All securities in the fund are pledged as collateral for the credit facility.

(n)  Issuer is currently in default on its regularly scheduled interest payment.

Abbreviations:

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rates

LLC  Limited Liability Corporation

LP  Limited Partnership

PIK  Payment-in Kind

SOFR  Secured Overnight Financial Rate

SONIA  Sterling Overnight Index Average

USD  United States Dollar

Forward Currency Contracts:

All forward currency contracts were entered into with State Street Bank & Trust Company as the counterparty. As of June 30, 2022, the following forward currency contracts were outstanding:

Settlement Date	Currency to be Delivered		U.S. $ Value at December 31, 2022	Currency to be Received		U.S. $ Value at December 31, 2022	Unrealized Appreciation (Depreciation)
01/11/23	221,450,357	Japanese Yen	$1,690,160	1,538,554	U.S. Dollars	$1,538,554	$(151,606)
01/11/23	1,571,923	U.S. Dollars	1,571,922	221,450,357	Japanese Yen	1,690,160	118,238
01/19/23	1,234,112	U.S. Dollars	1,234,112	1,260,570	Euros	1,351,331	117,219
01/19/23	6,835	U.S. Dollars	6,835	5,659	British Pounds	6,845	10
01/19/23	125,112	U.S. Dollars	125,112	981,269	Hong Kong Dollars	125,779	667

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2022

Settlement Date	Currency to be Delivered		U.S. $ Value at December 31, 2022	Currency to be Received		U.S. $ Value at December 31, 2022	Unrealized Appreciation (Depreciation)
01/19/23	6,426,625	Euros	$6,889,346	6,393,890	U.S. Dollars	$6,393,890	$(495,456)
01/19/23	981,269	Hong Kong Dollars	125,779	125,199	U.S. Dollars	125,199	(580)
01/19/23	443,715	Great British Pounds	536,735	495,316	U.S. Dollars	495,316	(41,419)
04/19/23	14,887,397	Euros	16,054,766	16,317,474	U.S. Dollars	16,317,474	262,708
						Total	$(190,219)

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in securities, at value (Cost $186,825,670)	$170,052,041
Cash	215,613
Foreign currency, at value (Cost $293,808)	302,163
Interest receivable	2,526,320
Receivable for fund shares sold	563,480
Unrealized appreciation on forward currency contracts (Note 3)	498,842
Deferred debt issuance costs (Note 6)	143,084
Prepaid expenses	6,750
Total assets	174,308,293
Liabilities:
Payable for credit facility (Note 6)	20,000,000
Interest payable for credit facility (Note 6)	2,228
Payable for investments purchased	1,543,693
Unrealized depreciation on forward currency contracts (Note 3)	689,061
Investment advisory fees payable (Note 4)	190,300
Accrued expenses	181,361
Total liabilities	22,606,643
Commitments and contingencies (Note 10)
Net Assets	$151,701,650
Composition of Net Assets:
Paid-in capital	$173,006,805
Accumulated losses	(21,305,155)
Net Assets	$151,701,650
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	17,661,595
Net asset value per share	$8.59

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Operations

For the Year Ended December 31, 2022

Investment Income (Note 2):
Interest (net of foreign withholding tax of $25,659)	$11,821,582
Total investment income	11,821,582
Expenses:
Investment advisory fees (Note 4)	1,995,058
Legal fees	250,184
Fund accounting and sub-administration fees	159,683
Directors' fees	130,547
Audit and tax services	110,430
Offering costs (Note 2)	65,941
Miscellaneous	42,984
Reports to shareholders	30,761
Transfer agent fees	25,260
Custodian fees	14,892
Insurance	10,814
Registration fees	9,159
Total operating expenses	2,845,713
Interest expense and credit facility fees (Note 6)	791,336
Net expense recoupment (Note 4)	202,188
Net expenses	3,839,237
Net investment income	7,982,345
Net realized gain (loss) on:
Investments	(2,953,935)
Foreign currency transactions	(17,859)
Forward currency contracts	1,668,480
Futures contracts	77,458
Swap contracts	(370,372)
Net realized loss	(1,596,228)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,652,178)
Foreign currency translations	73,328
Forward currency contracts	(161,497)
Swap contracts	(115,169)
Net change in unrealized depreciation	(16,855,516)
Net realized and unrealized loss	(18,451,744)
Net decrease in net assets resulting from operations	$(10,469,399)

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Period November 1, 2021[1] through December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$7,982,345	$264,155
Net realized loss	(1,596,228)	(126,984)
Net change in unrealized depreciation	(16,855,516)	(144,746)
Net decrease in net assets resulting from operations	(10,469,399)	(7,575)
Distributions to Shareholders:
Distributable earnings	(10,683,466)	(194,726)
Total distributions paid	(10,683,466)	(194,726)
Capital Share Transactions:
Proceeds from shares sold	12,643,242	150,100,000
Reinvestment of distributions	10,178,729	194,726
Cost of shares repurchased (Note 8)	(59,881)	—
Net increase in net assets from capital share transactions	22,762,090	150,294,726
Total increase in net assets	1,609,225	150,092,425
Net Assets:
Beginning of period	150,092,425	—
End of period	$151,701,650	$150,092,425
Share Transactions:
Shares sold	1,414,283	15,075,734
Shares reinvested	1,158,749	19,649
Shares repurchased (Note 8)	(6,820)	—
Net increase in shares outstanding	2,566,212	15,095,383

1  Commencement of operations.

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(10,469,399)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(87,994,500)
Proceeds from disposition of long-term portfolio investments and principal paydowns	39,882,011
Net purchases and sales of short-term portfolio investments	528,294
Increase in interest and dividends receivable	(1,397,057)
Decrease in receivable for investments sold	44,823
Increase in receivable for fund shares sold	(563,480)
Decrease in premiums received for swap contracts	1,055,231
Decrease in unrealized appreciation on swap contracts	115,169
Decrease in deferred debt issuance costs	41,916
Decrease in deferred offering costs	53,723
Increase in prepaid expenses	(6,750)
Increase in interest payable for credit facility and reverse repurchase agreements	2,228
Decrease in payable for investments purchased	(34,231,629)
Increase in investment advisory fees payable	21,315
Decrease in accrued expenses	(4,513)
Net accretion of discount on investments and other adjustments to cost	(403,184)
Net change in unrealized depreciation on investments	16,652,178
Net change in unrealized depreciation on forward currency contracts	161,497
Net realized loss on investment transactions	2,953,935
Net cash used for operating activities	(73,558,192)
Cash flows provided by financing activities:
Borrowing on credit facility	20,000,000
Net cash provided by proceeds from shares sold	12,583,361
Distributions paid to shareholders, net of reinvestments	(504,737)
Net cash provided by financing activities	32,078,624
Net decrease in cash	(41,479,568)
Cash at beginning of year(1)	41,997,344
Cash at end of year(2)	$517,776
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the year ended December 31, 2022 totaled $789,108.
Non-cash financing activities not included consist of reinvestment of distributions for the year ended December 31, 2022 of $10,178,729.

(1)  Includes foreign currency and cash on deposit with brokers for swap contracts.

(2)  Includes foreign currency.

See Notes to Consolidated Financial Statements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Financial Highlights

Class D	For the Year Ended December 31, 2022	For the Period November 1, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$9.94	$10.00
Income from Investment Operations:
Net investment income[2]	0.50	0.02
Net realized and change in unrealized loss	(1.20)	(0.07)
Net decrease in net asset value resulting from operations	(0.70)	(0.05)
Distributions to Shareholders:
From net investment income	(0.65)	(0.01)
Total distributions paid*	(0.65)	(0.01)
Net asset value, end of period	$8.59	$9.94
Total Investment Return†	7.03%	-0.37%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$151,702	$150,092
Gross operating expenses excluding interest expense	1.96%	5.55%[4]
Gross operating expenses	2.51%	5.55%[4]
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense	2.10%	2.10%[4]
Net expenses, including fee waivers and reimbursement or recoupment and interest expense	2.65%	2.10%[4]
Net investment income	5.64%	1.51%[4]
Net investment income, excluding the effect of fee waivers and reimbursement or recoupment	5.50%	(1.94)%[4]
Portfolio turnover rate	25%	4%[3]

The following table sets forth information regarding the Fund's outstanding senior securities as of the end of each of the Fund's last ten fiscal years, as applicable.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[5]	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)	Type of Senior Security
December 31, 2022	$20,000,000	$8,585	N/A	N/A	Credit Facility
December 31, 2021[6]	N/A	N/A	N/A	N/A	N/A

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

5  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

6  Commenced operations on November 1, 2021.

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements

December 31, 2022

1.  Organization

Oaktree Diversified Income Fund Inc. (the "Fund") was organized as a corporation under the laws of the State of Maryland on June 29, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the "Common Shares"), and is operated as an "interval fund." The Fund's Class D shares commenced operations on November 1, 2021.

The Fund has two classes of shares: Class D and Class T shares. The Fund had applied for, and was granted, exemptive relief (the "Exemptive Relief") by the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Currently, the Fund is only offering Class D shares.

Oaktree Fund Advisors, LLC ("Oaktree" or the "Adviser"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally in high-conviction opportunities across Oaktree's performing credit platform of high-yield bonds, senior loans, structured credit, emerging markets debt and convertibles, inclusive of both public and private credit sectors. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Fund's Prospectus. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on Oaktree's assessment of relative value.

Oaktree Diversified Income Fund (Cayman) Ltd. (the "Subsidiary"), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on November 11, 2021. The Subsidiary was established for the purpose of investing in certain Regulation S securities. As a wholly-owned subsidiary of the Fund, the financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2022 were $338,799 or 0.2% of the Fund's consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Fund's Board of Directors (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these

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Notes to Consolidated Financial Statements (continued)

December 31, 2022

procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Bank Loans, Assignments, and Participations. Loans (including "Senior Loans" (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations ("Senior Loans"). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, "LIBOR," or a similar reference rate) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

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Notes to Consolidated Financial Statements (continued)

December 31, 2022

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Corporate Credit
Senior Loans (Syndicated)	$—	$37,994,351	$2,216,836	$40,211,187
High Yield	—	31,625,362	—	31,625,362
Emerging Markets	—	9,260,964	—	9,260,964
Corporate Bonds	—	3,548,918	—	3,548,918
Convertible Bonds	—	707,150	—	707,150
Investment Grade	—	149,205	—	149,205
Structured Credit
Collateralized Loan Obligations	—	24,645,721	—	24,645,721
Commercial Mortgage-Backed Securities	—	12,142,781	—	12,142,781
Residential Mortgage-Backed Securities	—	3,169,046	—	3,169,046
Other	—	1,415,736	—	1,415,736
Private Credit
Senior Loans	—	—	36,961,841	36,961,841
Preferred Stock	—	—	1,702,577	1,702,577
Common Stock	—	—	212,060	212,060
Warrants	—	—	250,500	250,500
Money Market Fund	4,048,993	—	—	4,048,993
Total Investments	$4,048,993	$124,659,234	$41,343,814	$170,052,041
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$—	$(190,219)	$—	$(190,219)
Total	$—	$(190,219)	$—	$(190,219)

(1) Other financial instruments include forward currency contracts which are reflected at the net unrealized appreciation (depreciation) on the instruments.

The Fund used valuation approaches consistent with the income approach and market approach to determine fair value of certain Level 3 assets as of December 31, 2022. The valuation methodologies utilized by the Fund included discounted cash flows analysis, recent transaction analysis, market yield analysis and market comparable analysis and are described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower's ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

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Notes to Consolidated Financial Statements (continued)

December 31, 2022

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The fair value of the Fund's credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $20,000,000 for the credit facility presented in the Statement of Assets and Liabilities. As of December 31, 2022, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of December 31, 2022.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of December 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Corporate Credit
Senior Loans (Syndicated)	$2,216,836	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-15.0% (13.0%)	Decrease
Private Credit
Senior Loans	36,961,841	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-16.0% (12.0%)	Decrease
Preferred Stock	1,702,577	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	15.0%-16.0% (10.0%)	Decrease
Common Stock	212,060	Market Approach	Comparable companies	Earnings Multiple	9x-11x (10x)	Increase
Warrants	250,500	Other	Black Scholes	Volatility	50%-90% (68%)	Increase
Total	$41,343,814

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Credit	Private Credit	Total
Balance as of December 31, 2021	$1,327,206	$11,438,378	$12,765,584
Accrued discounts (premiums)	2,594	105,178	107,772
Realized gain (loss)	598	42,471	43,069
Change in unrealized appreciation (depreciation)	(58,681)	(743,082)	(801,763)
Purchases at cost	(945,499)	29,615,665	28,670,166
Sales proceeds	(67,542)	(1,331,632)	(1,399,174)
Transfers into Level 3	1,958,160	—	1,958,160 (1)
Balance as of December 31, 2022	$2,216,836	$39,126,978	$41,343,814
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$(58,681)	$(743,082)	$(801,763)

(1)  Security transferred into Level 3 due to a decrease in observable inputs.

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Offering Costs: Offering costs from the initial launch of the Fund were deferred and were amortized over the first twelve months after the commencement of operations. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund's initial Registration Statement on Form N-2.

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Notes to Consolidated Financial Statements (continued)

December 31, 2022

Distributions to Shareholders: The Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investments in Real Estate: The Fund may invest a portion of its assets in public and/or private debt investments and other real estate assets or real estate-related securities and obligations. The value of these debt investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally and, in particular, on the value of the underlying real estate asset collateral or real estate-related companies to which such debt investments relate. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals in the markets in which the Fund invests will have an adverse effect on the performance of the Fund's investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Reductions in value or cash flow could impair the Fund's ability to make distributions to Common Shareholders, adversely impact its ability to effectively achieve its investment objective and reduce overall returns on investments.

Investments in Real Estate Loans: While the Fund intends to invest primarily in "performing" real estate debt securities, real estate loans underlying the securities acquired by the Fund may be non-performing at the time of their acquisition and/or may become non-performing following their acquisition for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement "takeout" financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

Collateralized Loan Obligations ("CLOs"): The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer ("Securitization Vehicles") payable solely from the underlying assets ("Securitization Assets") of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund has evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Fund is still evaluating the potential impact to future financial statements.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the year ended December 31, 2022 was $22,981,594, which represents the volume of activity during the period.

Credit Default Swap Agreements: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The average quarterly notional value of swap contracts outstanding during the year ended December 31, 2022 was $4,000,000, which represents the volume of activity during the period.

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of December 31, 2022
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	$498,842
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(689,061)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Credit default swap contracts	Swap contracts	$(370,372)	$(115,169)
Forward currency contracts	Forward currency contracts	1,668,480	(161,497)
Futures contracts	Futures contracts	77,458	—
Total		$1,375,566	$(276,666)

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Non-Cash Collateral (Pledged) Received	Net Amount
Assets:
Forward currency contracts	$498,842	$—	$498,842	$—	$—	$498,842
Liabilities:
Forward currency contracts	689,061	—	689,061	—	689,061	—

4.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.25% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund, including organizational expenses and offering costs, to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest (including, "Interest Payments on Borrowed Funds"), taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 2.10% for Class D shares and 2.85% for Class T shares. The Expense Limitation Agreement will continue until at least October 31, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund's expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund's current expense cap.

For the year ended December 31, 2022, the Adviser waived fees of $6,577 and recouped previously waived eligible expenses of $208,765, for a net expense recoupment of $202,188 which is reflected on the Fund's Statement of Operations.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $394,610 and $6,577, which will expire on December 31, 2024 and December 31, 2025, respectively.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

5.  Purchases and Sales of Investments

For the year ended December 31, 2022, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and U.S. government securities, were $87,994,500 and $39,882,011, respectively.

For the year ended December 31, 2022, there were no purchases and sales of long-term U.S. Government securities.

6.  Credit Facility

The Fund has established a Senior Secured Revolving Credit Facility (the "Credit Facility") in the aggregate principal amount of up to $75,000,000 with Sumitomo Mitsui Banking Corporation ("Sumitomo") for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Credit Facility stated maturity date is December 31, 2023. The Fund pays interest in the amount of the London Interbank Offered Rate plus 1.25% on the Credit Facility outstanding if the borrowing is a Eurodollar Loan as defined in the Credit Facility agreement, or the highest of (i) Sumitomo prime rate as announced by Sumitomo in New York City, (ii) the sum of (x) the Federal Funds Rate plus (y) 1.00%, and (iii) the sum of (x) the London interbank market with a one (1) month maturity plus (y) 1.00%, ("Base Rate") plus 0.25% if the borrowing is a Base Rate Loan as defined in the Credit Facility agreement on the Credit Facility outstanding. The Fund also pays an unused commitment fee of 0.20% on the Credit Facility that is unused. As of December 31, 2022, the Fund incurred debt issuance costs of $293,629. These costs were recorded as a deferred charge and are being amortized over the two year term of the Credit Facility.

As of December 31, 2022, the Fund had outstanding borrowings of $20,000,000. For the year ended December 31, 2022, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

Stated interest expense	$518,269
Unused commitment fees	$123,001
Amortization of debt issuance costs	$150,545
Total interest expense and credit facility fees	$791,336
Average stated interest rate	3.51%
Average outstanding balance	$18,829,787

According to terms of the Credit Facility agreement, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness of the Fund of not less than 300%. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2022, the Fund was in compliance with the terms of the Credit Facility.

7.  Capital Shares

The Fund is authorized to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share, 500,000,000 of which have been classified as Class D shares and 500,000,000 of which have been classified as Class T shares (collectively, "Shares" and respectively, "Class D shares" and "Class T shares"). As of December 31, 2022, the Adviser owned 92% of the shares outstanding of Class D shares. The Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares or

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

the number of shares of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued common shares and preferred stock into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the shareholders' best interests. Under Maryland law, shareholders generally are not liable for the Fund's debts or obligations.

All common shares offered will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All common shares have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common shares, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's Interval Fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits quarterly repurchases of between 5% and 25% of the Fund's outstanding Shares, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted.

During the year ended December 31, 2022, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 10% of its outstanding shares. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	January 10, 2022	April 11, 2022	July 11, 2022	October 11, 2022
Repurchase Request Deadline	February 18, 2022	May 20, 2022	August 19, 2022	November 18, 2022
Repurchase Pricing Date	February 18, 2022	May 20, 2022	August 19, 2022	November 18, 2022
Dollar Amount Repurchased	None	None	None	$59,881
Shares Repurchased	None	None	None	6,820

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2022, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable periods consisted of the taxable periods ended December 31, 2021 and December 31, 2022. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

The tax character of distributions paid for the periods shown below were as follows:

	Year Ended December 31, 2022	Period from November 1, 2021[1] to December 31, 2021
Ordinary income	$10,683,466	$194,726	*
Return of capital	—	—
Total	$10,683,466	$194,726

1 Commencement of operations.

* In order to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, the Fund distributed an additional amount of $41,034 with a record date of December 31, 2021 and ex-date and payable date of January 3, 2022.

At December 31, 2022, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(3,098,894)
Late year ordinary losses	(1,427,772)
Other accumulated losses	(26,970)
Tax basis unrealized depreciation on investments and foreign currency	(16,751,519)
Total tax basis net accumulated losses	$(21,305,155)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

The Fund deferred, on a tax basis, late year ordinary losses of $1,427,772.

As of December 31, 2022, the Fund had short-term and long-term capital loss carryforwards of $2,912,695 and $186,199, respectively. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2022 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$186,803,560	$1,790,976	$(18,542,495)	$(16,751,519)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2022

due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2022, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Accumulated income (losses)
$(50,011)	$50,011

10.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any. As of December 31, 2022, the Fund had $7,167,060 in outstanding commitments.

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase up to 10% of its outstanding shares on February 13, 2023. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 9, 2023
Repurchase Request Deadline	February 13, 2023
Repurchase Pricing Date	February 13, 2023
Dollar Amount Repurchased	$133,789
Shares Repurchased	15,066

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Oaktree Diversified Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Oaktree Diversified Income Fund Inc. and subsidiary (the "Fund"), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets, and financial highlights for the year then ended and for the period from November 1, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 28, 2023

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Tax Information (Unaudited)

For the period ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2022 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited)

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally, including in emerging market countries, in high-conviction opportunities across Oaktree Fund Advisors, LLC's (the "Adviser") performing credit platform of high-yield bonds, senior loans, including covenant-lite loans, structured credit, emerging markets debt and convertibles, inclusive of public sector companies that trade on the public markets and private companies that do not have securities trading on the public markets. High-conviction opportunities are investment opportunities that fall within the Fund's investment strategy, which are identified by the Adviser based on its holistic, bottom-up proprietary research and credit analysis, including analysis of fundamental, valuation, technical and other market factors. The Adviser's performing credit platform encompasses a broad array of credit strategy groups that invest in public and private corporate credit instruments across the liquidity spectrum. The Adviser utilizes its performing credit platform which consists of investment opportunities in public and private corporate credit instruments across the liquidity spectrum. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Prospectus. Structured credit may include collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS) and other asset-backed securities. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on the Adviser's assessment of relative value.

Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in credit related investments, including, but not limited to, fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments (the "80% Policy"). The Fund may invest in investment grade and below-investment grade rated debt instruments and securities of sovereign and quasi-sovereign issuers, including debt issued by national, regional or local governments and other agencies. The Fund may invest in securities denominated in U.S. dollars or in other foreign currencies.

The Fund may change the 80% Policy without Shareholder approval. The Fund will provide Shareholders with written notice at least 60 days prior to the implementation of any such changes.

It is expected that the Fund normally will have a short average portfolio duration (i.e., within a 11/2 to 3-year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund's duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates.

PERIODIC REPURCHASE OFFERS

The Fund is an "interval fund," a type of fund that, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy, which may only be changed with Shareholder approval, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV ("Interval Fund"). Subject to applicable law and approval of the Fund's Board of Directors (the "Board" or "Board of Directors"), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the "Repurchase Offer Notice") will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

which Shareholders can tender their Shares in response to a repurchase offer) (the "Repurchase Request Deadline"). The Fund expects the first repurchase offer to be issued within six months following effectiveness of the Fund's Registration Statement. The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund will provide advance notice to Shareholders of any such introduction or modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. The Fund's Shares are not listed for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Investors should consider Shares of the Fund to be an illiquid investment. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund's repurchase offers may subject the Fund and Shareholders to special risks.

LEVERAGE

The Fund intends to add leverage to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities, including through one or more subsidiaries. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund's Board of Directors may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not permitted under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"), to issue preferred shares as of the date of the Prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors. Under the 1940 Act, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities, in an aggregate amount of up to 331/3% of the Fund's total assets plus the amount of any such borrowings. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund's total assets immediately after such issuance. By using leverage, the Fund seeks to obtain a higher return for holders of Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

SUMMARY OF PRINCIPAL RISKS OF THE FUND

Investing in the Fund's Shares involves a number of significant risks. Below is a summary of some of the principal risks of investing in the Fund. Before you invest in the Fund's Shares, you should be aware of various risks, including those described below.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company. The Fund has a limited history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have a limited track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Investment Risk

An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund's investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Lower-quality debt securities involve greater risk of default or price changes and their value can fluctuate, especially during periods of increased market volatility, economic recessions or periods of high interest rates. The Fund anticipates using leverage, which would magnify the Fund's investment, market and certain other risks.

Asset Allocation Risk

The Fund's investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation across multiple sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Repurchase Offers Risk

As described under "Periodic Repurchase Offers" above, the Fund is an Interval Fund and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund's outstanding Shares at NAV, subject to approval of the Board of Directors. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund's Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the
2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

repurchase offer amount plus 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may in its sole discretion and for administrative convenience accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund's Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase.

Large Shareholder Risk

To the extent a large proportion of Shares are held by a small number of Shareholders (or a single Shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these Shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of Shareholders (or a single Shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund's outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser will not be given priority over Shareholders that are affiliates of the Adviser, whose holdings in the Fund may be significant and may have the effect of diluting third-party Shareholders with respect to any repurchase offer.

Management Risk

The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser to achieve the Fund's investment objective. The Fund expects that the Adviser will evaluate, negotiate, structure, close and monitor the Fund's investments in accordance with the terms of the management agreement between the Fund and the Adviser ("Management Agreement"). The Fund can offer no assurance, however, that the senior investment professionals of the Adviser will continue to provide investment advice to us. The loss of any member of the Adviser's investment committee or of other senior investment professionals of the Adviser and its affiliates would limit the Fund's ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund's financial condition, results of operations and cash flows.

Interest Rate Risk

General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's investment objective and rate of return on investment capital. A portion of the Fund's income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund's net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest-earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

High-Yield ("Junk") Securities Risk

Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund Shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's Shares.

Distressed Securities Risk

An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser's judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Bank Loan Risk

Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary.

Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

The Fund may also invest in second-lien loans, which entail risks including (a) the subordination of the Fund's claims to a senior lien in terms of the coverage and recovery of the collateral and (b) the prohibition of or limitation on the right to foreclose on a second-lien loan or exercise other rights as a second-lien holder. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The level of risk associated with investments in second-lien loans increases to the extent such investments are loans of distressed or below investment grade companies.

Covenant-Lite Loans Risk

Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow
2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant- heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Loan Obligation ("CLO") Risk

CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund's Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities

The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage-backed instruments issued on a public or private basis. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk." Because of prepayment risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Residential Mortgage-Backed Securities Risk

The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Commercial Mortgage-Backed Securities Risk

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of derivatives may increase or accelerate the amount of taxes payable by Shareholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund's ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

Privacy and Data Security Laws

Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation ("GDPR") in the European Union that went into effect in May 2018 and the California Consumer Privacy Act ("CCPA") that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund's security measures.

Liquidity Risk

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the "1933 Act"). Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's
2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk

The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments.

Leverage Risk

The Fund currently intends to use leverage to seek to achieve its investment objective. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund's common stock. In addition, the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, or futures. Leverage creates risks that may adversely affect the return for the holders of common stock.

Leverage is a speculative technique that could adversely affect the returns to Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Shareholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the Shares.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector or country, the NAV of the Shares will be more susceptible to events or factors affecting companies in that sector or country. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that sector or country. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk.

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission ("CFTC"), the SEC, the U.S. Internal Revenue Service ("IRS"), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Risks Associated With Status as a Regulated Investment Company

The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Potential Conflicts of Interest Risk

The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits.

Foreign Currency Risk

The Fund's investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. As a result, a change in currency exchange rates may adversely affect the Fund's profitability.

Income and Distribution Risk

The income that Shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, Shareholders' income from the Fund could decline. In selecting equity income securities in which the Fund will invest, the Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but is elected and declared at the discretion of the issuer's board of directors and will be subordinate to payment obligations of
2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion. There can be no assurance that quarterly distributions paid by the Fund to the Shareholders will be maintained at initial levels or increase over time.

Cyber Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund, and Adviser, or a support failure from external providers, could have an adverse effect on the Fund's ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund, or the Adviser's computer-based data processing, transmission, storage, and retrieval systems, or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund's ability to effectively conduct its business could be severely compromised.

Emerging Markets Risk

The Fund may invest in securities of companies in an "emerging market." Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, including being less liquid, more volatile and harder to value than U.S. securities, but to a heightened degree.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

OAKTREE DIVERSIFIED INCOME FUND INC.

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-Present); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021); Managing Partner of Federal City Capital Advisors (1997-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by the Adviser (2013-Present); CEO/Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Co-founder, CEO and Chair of Capstak, Inc. (2014-2018); Member of the Honorary Board of University Settlement House (2014-Present); CFO of My Flex, Inc., an EQBR company (2022-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2021	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).	9
2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2021	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

OAKTREE DIVERSIFIED INCOME FUND INC.

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2021

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2021	CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2021	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

The Funds' Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

2022 Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Common Shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund's dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund's performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the "Plan") that provides that, unless Common Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the "Plan Administrator"), in additional Shares. If Common Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Common Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Common Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Common Shareholders may need for tax records. Any proxy Common Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered holders of Shares with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

OAKTREE DIVERSIFIED INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2022 Annual Report

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CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Directors of the Fund

Edward A. Kuczmarski	Chair of Board of Directors
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Director
David W. Levi	Director (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Oaktree Diversified Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski and William H. Wright II each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$77,000	$73,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$10,300	$9,800
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2022 and December 31, 2021, for non-audit services rendered to the registrant and the registrant’s investment adviser were $10,300 and $9,800, respectively. For the fiscal years ended December 31, 2022 and December 31, 2021, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 and $0, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman and William H. Wright II.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Clients often grant Oaktree Fund Advisors, LLC (“Oaktree”) the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1. Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account. Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

2. Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(i)	whether the investment was held as a passive investment or considered a significant holding;

(ii)	whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(iii)	documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and

(iv)	documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy, which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record- keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii)  implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3. Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account/Managed Fund” custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(i)	Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(ii)	Documenting reasons as to why proxies were not received for any stock holdings; and

(iii)	Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross-held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4. Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 8306296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5. Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)	The proxy statement;

(ii)	Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(iii)	Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(iv)	List of client requests for proxy voting information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Portfolio Managers

Bruce Karsh, Wayne Dahl, Armen Panossian, Danielle Poli, and David Rosenberg manage the Fund. Bruce Karsh is the lead portfolio manager for the Fund. Their professional backgrounds are below.

Bruce Karsh

Co-Founder, Chief Investment Officer and Portfolio Manager

Mr. Karsh is Oaktree’s Co-Chairman and one of the firm’s co-founders. He also is Chief Investment Officer and serves as portfolio manager for Oaktree’s Opportunities, Value Opportunities and Global Credit strategies, including the Oaktree Diversified Income Fund. Prior to co-founding Oaktree, Mr. Karsh was a managing director of TCW Asset Management Company, and the portfolio manager of the Special Credits Funds from 1988 until 1995. Prior to joining TCW, Mr. Karsh worked as Assistant to the Chairman of SunAmerica, Inc. Prior to that, he was an attorney with the law firm of O’Melveny & Myers. Before working at O’Melveny & Myers, Mr. Karsh clerked for the Honorable Anthony M. Kennedy, then of the U.S. Court of Appeals for the Ninth Circuit and retired Associate Justice of the U.S. Supreme Court. Mr. Karsh holds an A.B. degree in economics summa cum laude from Duke University, where he was elected to Phi Beta Kappa. He went on to earn a J.D. from the University of Virginia School of Law, where he served as Notes Editor of the Virginia Law Review and was a member of the Order of the Coif. Mr. Karsh serves on the boards of a number of privately held companies. He is a member of the investment committee of the Broad Foundations. Mr. Karsh is Trustee Emeritus of Duke University, having served as Trustee from 2003 to 2015, and as Chairman of the Board of DUMAC, LLC, the entity that managed Duke’s endowment, from 2005 to 2014.

Wayne Dahl

Managing Director and Co-Portfolio Manager

Mr. Dahl is a managing director and Oaktree’s Investment Risk Officer. He also serves as an assistant portfolio manager for the Global Credit strategy, co-portfolio manager for the Oaktree Diversified Income Fund and is a member of the Global Credit Investment Committee. Mr. Dahl joined Oaktree in 2016 from Prosiris Capital Management in New York, where he was the Chief Risk Officer. Prior thereto, Mr. Dahl was Head of Risk Management for Canyon Capital Advisors in Los Angeles for nine years where he developed, implemented and managed the firm’s risk measurement and reporting systems across all investment strategies. Mr. Dahl began his career at Rumson Capital in quantitative research and development focused on the convertible arbitrage strategy. He received his B.A. degree in economics with a minor in mathematics from Brigham Young University and his Master of Science in Mathematics in Finance degree from New York University’s Courant Institute of Mathematical Science.

Armen Panossian

Managing Director, Head of Performing Credit and Co-Portfolio Manager

Mr. Panossian is a managing director and Oaktree’s Head of Performing Credit where his responsibilities include oversight of the firm’s performing credit activities including the senior loan, high yield bond, private credit, convertibles, structured credit and emerging markets debt strategies. He also serves as a portfolio manager within Global Private Debt and Global Credit strategies, including the Oaktree Diversified Income Fund. Mr. Panossian joined Oaktree in 2007 as a senior member of its Global Opportunities group. In January 2014, he joined the U.S. Senior Loan team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. Mr. Panossian joined Oaktree from Pequot Capital Management, where he worked on their distressed debt strategy. Mr. Panossian received a B.A. degree in economics with honors and distinction from Stanford University, where he was elected to Phi Beta Kappa. Mr. Panossian then went on to receive an M.S. degree in health services research from Stanford Medical School and J.D. and M.B.A. degrees from Harvard Law School and Harvard Business School. Mr. Panossian serves on the Advisory Board of the Stanford Institute for Economic Policy Research. He is a member of the State Bar of California.

David Rosenberg

Managing Director and Co-Portfolio Manager

Mr. Rosenberg serves as the co-portfolio manager for Oaktree’s U.S. High Yield Bond, Global High Yield Bond and Global Credit strategies, as well as co-portfolio manager for the Oaktree Diversified Income Fund. He joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in business administration. Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at J.P. Morgan. Mr. Rosenberg holds an M.P.A. in professional accounting with a concentration in finance and a B.A. degree in business administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

Danielle Poli

Managing Director and Co-Portfolio Manager

Danielle Poli is a managing director and co-portfolio manager for the Oaktree Diversified Income Fund. Since joining Oaktree in 2014, she has led the expansion of the firm’s multi-strategy credit offerings including the firm’s flagship Global Credit strategy for which she is a senior specialist and member of the Investment Committee. In addition, Ms. Poli oversees product management activities globally across Credit, Private Equity, Real Assets and Listed Equities, in her role as Head of Oaktree’s Product Specialist Group. Prior to joining Oaktree, Ms. Poli earned her MBA at the UCLA Anderson School of Management, where she was the recipient of the Laurence and Lori Fink Investment Management Fellowship and an intern at Oaktree in 2013. Prior experience includes four years at PAAMCO KKR Prisma (formerly PAAMCO) where Ms. Poli helped manage hedge fund portfolios for institutional clients. Ms. Poli holds a B.S. degree in business administration from the University of Southern California and is a CAIA charterholder.

Management of Other Accounts

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2022.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Bruce Karsh	-	-	13 / $40,980	31 / $8,553
Wayne Dahl	-	-	-	-
Armen Panossian	-	-	12 / $10,012	36 / $9,285
Danielle Poli	-	-	-	-
David Rosenberg	1 / $20	-	10 / $4,345	57 / $16,885

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as December 31, 2022.

Dollar Range of Securities Owned
Bruce Karsh	None
Wayne Dahl	None
Armen Panossian	None
Danielle Poli	None
David Rosenberg	None

Potential Conflicts of Interest

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management. In 2019, Brookfield Asset Management (“Brookfield”) acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier. Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree,

Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing.

Compensation of Portfolio Managers

The compensation structure of the Oaktree portfolio managers is determined by Oaktree in accordance with its own internal policies. All portfolio managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the portfolio manager’s responsibilities and performance, and equity participation as one of the most senior employees. No portfolio manager’s compensation is specifically dependent on the performance of the fund that they manage, on an absolute basis or relative to a specific benchmark. No portfolio manager is compensated based on the growth of a fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Diversified Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 9, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	March 9, 2023